Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com

Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781

Rick Costello
Vice President
Investor Relations
Phone (860) 547-8480

JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
As of October 22, 2008

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1
Junior subordinated debentures	bbb+	A-	BBB+	A3

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended September 30, 2007 and 2008	C-3
Nine Months Ended September 30, 2007 and 2008	C-4
Consolidating Balance Sheets
As of December 31, 2007 and September 30, 2008	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Share	C-8
Analysis of Net Realized Capital Losses
Three Months Ended September 30, 2007 and 2008 After Tax and DAC	C-9
Nine Months Ended September 30, 2007 and 2008 After Tax and DAC	C-10
Computation of Return-on-Equity Measures	C-11

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data-Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of September 30, 2008	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity-Account Value Rollforward	L-13
Other Retail-Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Retirement Plans
Income Statements	L-18
Supplemental Data
Deposits	L-19
Assets Under Management and Administration	L-20
Account Value and Asset Rollforward	L-21
Group Benefits
Income Statements	L-22
Supplemental Data	L-23
International
Highlights	L-24

Japan
Income Statements	L-25
Supplemental Data-Account Value Rollforward in Dollars	L-26
Supplemental Data-Account Value Rollforward in Yen	L-27
Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Deposits	L-29
Assets Under Management	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
Three Months Ended September 30, 2008	PC-4
Nine Months Ended September 30, 2008	PC-5
Ongoing Operations Underwriting Results	PC-6
Personal Lines Underwriting Results	PC-7
Personal Lines Written and Earned Premiums	PC-8
Small Commercial Underwriting Results	PC-9
Middle Market Underwriting Results	PC-10
Specialty Commercial Underwriting Results	PC-11
Specialty Commercial Written and Earned Premiums	PC-12
Other Operations Operating Results	PC-13
Other Operations Losses and Loss Adjustment Expenses	PC-14
Summary of Gross Environmental Reserves	PC-15
Paid and Incurred Loss and Loss Adjustment Expense Development - A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended September 30, 2008	PC-17
Nine Months Ended September 30, 2008	PC-18
Reinsurance Recoverable Analysis	PC-19
Consolidated Income Statements	PC-20
Consolidated Balance Sheets	PC-21
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
Three Months Ended September 30, 2008 and 2007	I-5
Nine Months Ended September 30, 2008 and 2007	I-6
Composition of Invested Assets
Consolidated	I-7
Life	I-8
Property & Casualty	I-9
Unrealized Loss Aging
Consolidated	I-10
Life	I-11
Property & Casualty	I-12
Invested Asset Exposures
As of September 30, 2008	I-13

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Investment yield, before-or after-tax, is calculated by dividing before-or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	NM- Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.
 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)

•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.
 iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month		3 Month		SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change		Change		2007	2008	Change
HIGHLIGHTS
Net income (loss)	$851	$595	$145	$543	$(2,631)	NM		NM		$2,354	$(1,943)	NM
Core earnings (losses)	$1,060	$840	$792	$696	$(422)	NM		NM		$2,667	$1,066	(60%)
Total revenues [1]	$5,823	$5,674	$1,544	$7,503	$(393)	NM		NM		$20,242	$8,654	(57%)
Total assets	$356,271	$360,361	$344,168	$333,840	$311,485	(13%)		(7%)
Total assets under management [2]	$419,332	$426,764	$424,193	$416,269	$384,981	(8%)		(8%)

PER SHARE AND SHARES DATA
Basic earnings per share
Net income (loss)	$2.70	$1.90	$0.46	$1.74	$(8.74)	NM		NM		$7.42	$(6.29)	NM
Core earnings (losses)	$3.36	$2.68	$2.52	$2.23	$(1.40)	NM		NM		$8.41	$3.45	(59%)
Diluted earnings (losses) per share
Net income (loss) [3]	$2.68	$1.88	$0.46	$1.73	$(8.74)	NM		NM		$7.35	$(6.29)	NM
Core earnings (losses) [3]	$3.33	$2.66	$2.51	$2.22	$(1.40)	NM		NM		$8.33	$3.44	(59%)
Weighted average common shares outstanding (basic)	315.4	313.4	313.8	311.7	301.1	(14.3	) sh	(10.6	) sh	317.3	308.8	(8.5	) sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	318.0	316.1	315.7	313.1	302.1	(15.9	) sh	(11.0	) sh	320.1	310.3	(9.8	) sh
Common shares outstanding	313.7	313.8	314.5	303.1	300.4	(13.3	) sh	(2.7	) sh	313.7	300.4	(13.3	) sh
Book value per share	$60.41	$61.20	$56.71	$55.51	$41.80	(31%)		(25%)
Per share impact of AOCI	$(2.12)	$(2.73)	$(7.08)	$(9.17)	$(13.83)	NM		(51%)
Book value per share (excluding AOCI)	$62.53	$63.93	$63.79	$64.68	$55.63	(11%)		(14%)

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [4]	17.1%	15.5%	12.1%	12.0%	(8.6%)	NM		NM
ROE (core earnings last 12 months to equity excluding AOCI) [4]	18.4%	18.1%	17.8%	17.4%	10.5%	(7.9)		(6.9)
Debt to capitalization including AOCI	19.2%	19.0%	21.8%	26.2%	30.6%	11.4		4.4
Investment yield, after-tax	4.0%	4.0%	3.6%	3.6%	3.2%	(0.8)		(0.4)		4.1%	3.5%	(0.6)
Ongoing Property & Casualty GAAP combined ratio	91.4	91.1	87.8	95.8	101.7	(10.3)		(5.9)		90.7	95.1	(4.4)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits losses and loss adjustment expenses in the three and nine months ended September 30, 2007 and 2008.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-7).

[3]	As a result of the antidilutive impact from the net loss and core loss in the three months ended September 30, 2008, and the net loss in the nine months ended September 30, 2008, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share. In the absence of the losses, 302.1 and 310.3 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation of diluted earnings per share.

[4]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
LIFE
Retail Products Group
Individual Annuity	$365	$192	$174	$189	$(552)	NM	NM	$726	$(189)	NM
Other Retail	17	17	13	14	13	(24%)	(7%)	48	40	(17%)

Total Retail Products Group	382	209	187	203	(539)	NM	NM	774	(149)	NM
Individual Life	64	40	41	43	8	(88%)	(81%)	156	92	(41%)

Total Individual Markets Group	446	249	228	246	(531)	NM	NM	930	(57)	NM
Retirement Plans	18	22	17	33	(36)	NM	NM	67	14	(79%)
Group Benefits	92	92	70	85	100	9%	18%	246	255	4%

Total Employer Markets Group	110	114	87	118	64	(42%)	(46%)	313	269	(14%)
International Markets Group	79	61	67	64	(75)	NM	NM	193	56	(71%)
Institutional Solutions Group	38	35	22	27	1	(97%)	(96%)	105	50	(52%)
Other	9	(2)	(11)	(5)	—	(100%)	100%	(6)	(16)	(167%)

Total Life core earnings (losses) [1]	682	457	393	450	(541)	NM	NM	1,535	302	(80%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	78	30	105	18	(45)	NM	NM	292	78	(73%)
Small Commercial	119	204	119	69	82	(31%)	19%	304	270	(11%)
Middle Market	22	55	51	1	(38)	NM	NM	89	14	(84%)
Specialty Commercial	6	(55)	43	20	(43)	NM	NM	50	20	(60%)

Total Ongoing Operations underwriting results	225	234	318	108	(44)	NM	NM	735	382	(48%)
Net servicing income	16	11	(1)	8	14	(13%)	75%	41	21	(49%)
Net investment income	346	357	310	334	285	(18%)	(15%)	1,082	929	(14%)
Periodic net coupon settlements on credit derivatives, before-tax	5	4	2	1	2	(60%)	100%	11	5	(55%)
Other expenses	(63)	(69)	(57)	(65)	(58)	8%	11%	(179)	(180)	(1%)
Income tax expense	(138)	(155)	(172)	(105)	(39)	72%	63%	(481)	(316)	34%

Ongoing Operations core earnings	391	382	400	281	160	(59%)	(43%)	1,209	841	(30%)

Other Operations core earnings (losses) [2]	14	32	26	2	(4)	NM	NM	6	24	NM

Total Property & Casualty core earnings	405	414	426	283	156	(61%)	(45%)	1,215	865	(29%)

Total Corporate core losses [1]	(27)	(31)	(27)	(37)	(37)	(37%)	—	(83)	(101)	(22%)

CONSOLIDATED
Core earnings (losses)	1,060	840	792	696	(422)	NM	NM	2,667	1,066	(60%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1][3]	(209)	(245)	(647)	(153)	(2,209)	NM	NM	(313)	(3,009)	NM

Net income (loss)	$851	$595	$145	$543	$(2,631)	NM	NM	$2,354	$(1,943)	NM

PER SHARE DATA [4]
Diluted earnings per share
Core earnings (losses)	$3.33	$2.66	$2.51	$2.22	$(1.40)	NM	NM	$8.33	$3.44	(59%)
Net income (loss)	$2.68	$1.88	$0.46	$1.73	$(8.74)	NM	NM	$7.35	$(6.29)	NM

[1]	Included in the three months ended September 30, 2007 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs.

Included in the three months ended September 30, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs.
See page L-1 for further details by Life segment.

[2]	The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[3]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[4]	See page C-8 for reconciliation of net income (loss) to core earnings (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
LIFE
Retail Products Group
Individual Annuity	$365	$192	$174	$189	$(552)	NM	NM	$726	$(189)	NM
Other Retail	17	17	13	14	13	(24%)	(7%)	48	40	(17%)

Total Retail Products Group	382	209	187	203	(539)	NM	NM	774	(149)	NM
Individual Life	64	40	41	43	8	(88%)	(81%)	156	92	(41%)

Total Individual Markets Group	446	249	228	246	(531)	NM	NM	930	(57)	NM
Retirement Plans	18	22	17	33	(36)	NM	NM	67	14	(79%)
Group Benefits	92	92	70	85	100	9%	18%	246	255	4%

Total Employer Markets Group	110	114	87	118	64	(42%)	(46%)	313	269	(14%)
International	79	61	67	64	(75)	NM	NM	193	56	(71%)
Institutional Solutions Group	38	35	22	27	1	(97%)	(96%)	105	50	(52%)
Other	9	(2)	(11)	(5)	—	(100%)	100%	(6)	(16)	(167%)

Total Life core earnings (losses) [1]	682	457	393	450	(541)	NM	NM	1,535	302	(80%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	111	61	127	116	126	14%	9%	382	369	(3%)
Small Commercial	78	77	126	102	93	19%	(9%)	250	321	28%
Middle Market	32	20	44	12	12	(63%)	—	125	68	(46%)
Specialty Commercial	25	15	20	10	4	(84%)	(60%)	71	34	(52%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	246	173	317	240	235	(4%)	(2%)	828	792	(4%)
Catastrophes, excluding prior year development [2]	(32)	(65)	(50)	(171)	(356)	NM	(108%)	(112)	(577)	NM
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(8)	(4)	11	1	11	NM	NM	(6)	23	NM
Other loss and loss adjustment expenses	19	130	40	38	66	NM	74%	25	144	NM

Total Ongoing Operations underwriting results	225	234	318	108	(44)	NM	NM	735	382	(48%)
Net servicing income	16	11	(1)	8	14	(13%)	75%	41	21	(49%)
Net investment income	346	357	310	334	285	(18%)	(15%)	1,082	929	(14%)
Periodic net coupon settlements on credit derivatives, before-tax	5	4	2	1	2	(60%)	100%	11	5	(55%)
Other expenses	(63)	(69)	(57)	(65)	(58)	8%	11%	(179)	(180)	(1%)
Income tax expense	(138)	(155)	(172)	(105)	(39)	72%	63%	(481)	(316)	34%

Ongoing Operations core earnings	391	382	400	281	160	(59%)	(43%)	1,209	841	(30%)

Other Operations core earnings (losses) [3]	14	32	26	2	(4)	NM	NM	6	24	NM

Total Property & Casualty core earnings	405	414	426	283	156	(61%)	(45%)	1,215	865	(29%)

CORPORATE
Total Corporate core losses [1]	(27)	(31)	(27)	(37)	(37)	(37%)	—	(83)	(101)	(22%)

CONSOLIDATED
Core earnings (losses)	1,060	840	792	696	(422)	NM	NM	2,667	1,066	(60%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [1][4]	(209)	(245)	(647)	(153)	(2,209)	NM	NM	(313)	(3,009)	NM

Net income (loss)	$851	$595	$145	$543	$(2,631)	NM	NM	$2,354	$(1,943)	NM

[1]	Included in the three months ended September 30, 2007 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[2]	The three months ended September 30, 2008 included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $277, primarily related to hurricane Ike.

[3]	The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[4]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$1,434	$1,335	(7%)	$2,628	$2,568	(2%)	$—	$—	—	$4,062	$3,903	(4%)
Fee income	1,394	1,329	(5%)	—	—	—	4	4	—	1,398	1,333	(5%)
Net investment income
Securities available-for-sale and other	883	759	(14%)	407	335	(18%)	8	9	13%	1,298	1,103	(15%)
Equity securities held for trading [1]	(698)	(3,415)	NM	—	—	—	—	—	—	(698)	(3,415)	NM

Total net investment income	185	(2,656)	NM	407	335	(18%)	8	9	13%	600	(2,312)	NM
Other revenues	—	—	—	126	132	5%	—	—	—	126	132	5%
Net realized capital losses	(288)	(2,012)	NM	(75)	(1,428)	NM	—	(9)	—	(363)	(3,449)	NM

Total revenues	2,725	(2,004)	NM	3,086	1,607	(48%)	12	4	(67%)	5,823	(393)	NM

Benefits, losses and loss adjustment expenses	1,911	2,045	7%	1,755	1,949	11%	—	—	—	3,666	3,994	9%
Benefits, losses and loss adjustment expenses returns credited on International variable annuities [1]	(698)	(3,415)	NM	—	—	—	—	—	—	(698)	(3,415)	NM
Amortization of deferred policy acquisition costs and present value of future profits	(49)	1,404	NM	525	523	—	—	—	—	476	1,927	NM
Insurance operating costs and expenses	807	828	3%	166	201	21%	—	—	—	973	1,029	6%
Interest expense	1	—	(100%)	—	—	—	66	84	27%	67	84	25%
Other expenses [2]	3	10	NM	174	175	1%	(13)	(14)	(8%)	164	171	4%

Total benefits and expenses	1,975	872	(56%)	2,620	2,848	9%	53	70	32%	4,648	3,790	(18%)

Income (loss) before income taxes	750	(2,876)	NM	466	(1,241)	NM	(41)	(66)	(61%)	1,175	(4,183)	NM

Income tax expense (benefit)	225	(1,061)	NM	113	(467)	NM	(14)	(24)	(71%)	324	(1,552)	NM

Net income (loss)	525	(1,815)	NM	353	(774)	NM	(27)	(42)	(56%)	851	(2,631)	NM

Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(157)	(1,274)	NM	(52)	(930)	NM	—	(5)	NM	(209)	(2,209)	NM

Core earnings (losses)	$682	$(541)	NM	$405	$156	(61%)	$(27)	$(37)	(37%)	$1,060	$(422)	NM

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended September 30, 2007 included $5, $12, and $(17) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations. The three months ended September 30, 2008 included $(1), $10, and $(9) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$3,887	$3,869	—	$7,873	$7,768	(1%)	$—	$—	$—	$11,760	$11,637	(1%)
Fee income	4,013	4,042	1%	—	—	—	13	14	8%	4,026	4,056	1%
Net investment income (loss)
Securities available-for-sale and other	2,619	2,407	(8%)	1,266	1,091	(14%)	22	28	27%	3,907	3,526	(10%)
Equity securities held for trading [1]	746	(5,840)	NM	—	—	—	—	—	—	746	(5,840)	NM

Total net investment income (loss)	3,365	(3,433)	NM	1,266	1,091	(14%)	22	28	27%	4,653	(2,314)	NM
Other revenues	—	—	—	368	377	2%	—	—	—	368	377	2%
Net realized capital losses	(486)	(3,460)	NM	(76)	(1,631)	NM	(3)	(11)	NM	(565)	(5,102)	NM

Total revenues	10,779	1,018	(91%)	9,431	7,605	(19%)	32	31	(3%)	20,242	8,654	(57%)

Benefits, losses and loss adjustment expenses	5,293	5,523	4%	5,250	5,414	3%	—	—	—	10,543	10,937	4%
Benefits, losses and loss adjustment expenses returns credited on International variable annuities [1]	746	(5,840)	NM	—	—	—	—	—	—	746	(5,840)	NM
Amortization of deferred policy acquisition costs and present value of future profits	604	1,634	171%	1,581	1,567	(1%)	—	—	—	2,185	3,201	46%
Insurance operating costs and expenses	2,332	2,483	6%	494	543	10%	—	—	—	2,826	3,026	7%
Interest expense	2	2	—	—	—	—	194	226	16%	196	228	16%
Other expenses [2]	45	33	(27%)	509	537	6%	(32)	(28)	13%	522	542	4%

Total benefits and expenses	9,022	3,835	(57%)	7,834	8,061	3%	162	198	22%	17,018	12,094	(29%)

Income (loss) before income taxes	1,757	(2,817)	NM	1,597	(456)	NM	(130)	(167)	(28%)	3,224	(3,440)	NM

Income tax expense (benefit)	476	(1,181)	NM	439	(257)	NM	(45)	(59)	(31%)	870	(1,497)	NM

Net income (loss)	1,281	(1,636)	NM	1,158	(199)	NM	(85)	(108)	(27%)	2,354	(1,943)	NM

Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(254)	(1,938)	NM	(57)	(1,064)	NM	(2)	(7)	NM	(313)	(3,009)	NM

Core earnings (losses)	$1,535	$302	(80%)	$1,215	$865	(29%)	$(83)	$(101)	(22%)	$2,667	$1,066	(60%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The nine months ended September 30, 2007 included $23, $38, and $(61) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations. The nine months ended September 30, 2008 included $12, $31, and $(43) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND SEPTEMBER 30, 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$46,292	(12%)	$27,205	$23,727	(13%)	$308	$72	(77%)	$80,055	$70,091	(12%)
Equity securities, trading, at fair value	36,182	33,655	(7%)	—	—	—	—	—	—	36,182	33,655	(7%)
Equity securities, available-for-sale, at fair value	1,284	908	(29%)	1,208	741	(39%)	103	81	(21%)	2,595	1,730	(33%)
Policy loans, at outstanding balance	2,061	2,159	5%	—	—	—	—	—	—	2,061	2,159	5%
Mortgage loans on real estate	4,739	5,460	15%	671	762	14%	—	—	—	5,410	6,222	15%
Limited partnerships and other alternative investments	1,306	1,410	8%	1,260	1,407	12%	—	—	—	2,566	2,817	10%
Other investments	534	1,308	145%	38	62	63%	43	40	(7%)	615	1,410	129%
Short-term investments	1,158	3,793	NM	284	827	191%	160	733	NM	1,602	5,353	NM

Total investments	99,806	94,985	(5%)	30,666	27,526	(10%)	614	926	51%	131,086	123,437	(6%)
Cash	1,770	1,683	(5%)	241	278	15%	—	2	NM	2,011	1,963	(2%)
Premiums receivable and agents’ balances	427	390	(9%)	3,254	3,237	(1%)	—	—	—	3,681	3,627	(1%)
Reinsurance recoverables	1,419	2,103	48%	3,731	3,572	(4%)	—	—	—	5,150	5,675	10%
Deferred policy acquisition costs and present value of future profits	10,514	11,012	5%	1,228	1,260	3%	—	—	—	11,742	12,272	5%
Deferred income taxes	(754)	1,324	NM	662	1,819	175%	400	417	4%	308	3,560	NM
Goodwill	805	880	9%	149	149	—	772	772	—	1,726	1,801	4%
Property and equipment, net	374	380	2%	598	658	10%	—	—	—	972	1,038	7%
Other assets	1,869	2,081	11%	1,312	1,460	11%	558	542	(3%)	3,739	4,083	9%
Separate account assets	199,946	154,029	(23%)	—	—	—	—	—	—	199,946	154,029	(23%)

Total assets	$316,176	$268,867	(15%)	$41,841	$39,959	(4%)	$2,344	$2,659	13%	$360,361	$311,485	(14%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$16,602	8%	$22,153	$22,605	2%	$—	$—	—	$37,484	$39,207	5%
Other policyholder funds and benefits payable	44,190	47,208	7%	—	—	—	—	—	—	44,190	47,208	7%
Other policyholder funds and benefits payable - International variable annuities	36,152	33,629	(7%)	—	—	—	—	—	—	36,152	33,629	(7%)
Unearned premiums	147	163	11%	5,402	5,363	(1%)	(4)	(3)	25%	5,545	5,523	—
Debt	115	92	(20%)	13	—	(100%)	4,379	5,455	25%	4,507	5,547	23%
Consumer notes	809	1,225	51%	—	—	—	—	—	—	809	1,225	51%
Other liabilities	8,045	7,816	(3%)	4,855	4,729	(3%)	(376)	15	NM	12,524	12,560	—
Separate account liabilities	199,946	154,029	(23%)	—	—	—	—	—	—	199,946	154,029	(23%)

Total liabilities	304,735	260,764	(14%)	32,423	32,697	1%	3,999	5,467	37%	341,157	298,928	(12%)

Equity excluding AOCI, net of tax	11,868	10,752	(9%)	9,428	8,364	(11%)	(1,234)	(2,404)	(95%)	20,062	16,712	(17%)
AOCI, net of tax	(427)	(2,649)	NM	(10)	(1,102)	NM	(421)	(404)	4%	(858)	(4,155)	NM

Total stockholders’ equity	11,441	8,103	(29%)	9,418	7,262	(23%)	(1,655)	(2,808)	(70%)	19,204	12,557	(35%)

Total liabilities and stockholders’ equity	$316,176	$268,867	(15%)	$41,841	$39,959	(4%)	$2,344	$2,659	13%	$360,361	$311,485	(14%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2007	2007	2008	2008	2008	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$822	$1,365	$1,364	$1,353	$927	13%	(31%)
Capital lease obligations	90	91	67	67	68	(24%)	1%
Senior notes	3,580	3,051	3,551	4,051	4,052	13%	—
Junior subordinated debentures	—	—	—	500	500	NM	—

Total debt [1]	$4,492	$4,507	$4,982	$5,971	$5,547	23%	(7%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$19,616	$20,062	$20,061	$19,604	$16,712	(15%)	(15%)
AOCI, net of tax	(666)	(858)	(2,225)	(2,780)	(4,155)	NM	(49%)

Total stockholders’ equity	$18,950	$19,204	$17,836	$16,824	$12,557	(34%)	(25%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$23,442	$23,711	$22,818	$22,795	$18,104	(23%)	(21%)

Total capitalization excluding AOCI, net of tax	$24,108	$24,569	$25,043	$25,575	$22,259	(8%)	(13%)

DEBT TO CAPITALIZATION RATIOS [1]
Ratios Including AOCI
Total debt to capitalization	19.2%	19.0%	21.8%	26.2%	30.6%	11.4	4.4

Ratios Excluding AOCI
Total debt to capitalization	18.6%	18.3%	19.9%	23.3%	24.9%	6.3	1.6

Total adjusted debt to capitalization [2] [3] [4]	22.7%	21.8%	23.1%	25.0%	27.0%	4.3	2.0

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $723, $809, $971, $1,113, and $1,225 as of September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.1 billion, $1.0 billion, $0.9 billion, $0.9 billion, and $1.0 billion for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the $500 junior subordinated debentures as of June 30, 2008, and September 30, 2008.

[4]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of September 30, 2008

Fixed maturities unrealized loss	$(2,689)	$(1,233)	$(2)	$(3,924)
Equities unrealized gain (loss)	(53)	108	1	56
Net deferred gain (loss) on cash-flow hedging instruments	39	(4)	2	37

Total unrealized gain (loss)	(2,703)	(1,129)	1	(3,831)
Foreign currency translation adjustments	54	(17)	—	37
Pension and other postretirement adjustment	—	44	(405)	(361)

Total accumulated other comprehensive loss	$(2,649)	$(1,102)	$(404)	$(4,155)

As of December 31, 2007
Fixed maturities unrealized loss	$(293)	$(67)	$—	$(360)
Equities unrealized gain (loss)	(58)	51	8	1
Net deferred loss on cash-flow hedging instruments	(115)	(25)	—	(140)

Total unrealized gain (loss)	(466)	(41)	8	(499)
Foreign currency translation adjustments	39	(13)	—	26
Pension and other postretirement adjustment	—	44	(429)	(385)

Total accumulated other comprehensive loss	$(427)	$(10)	$(421)	$(858)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2007	2007	2008	2008	2008	2007	2008
Numerator:
Net income (loss)	$851	$595	$145	$543	$(2,631)	$2,354	$(1,943)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(209)	(245)	(647)	(153)	(2,209)	(313)	(3,009)

Core earnings (losses)	1,060	840	792	696	(422)	2,667	1,066

Denominator:
Weighted average common shares outstanding (basic)	315.4	313.4	313.8	311.7	301.1	317.3	308.8
Dilutive effect of stock compensation	2.6	2.7	1.9	1.4	1.0	2.8	1.5

Weighted average common shares outstanding and dilutive potential common shares (diluted)	318.0	316.1	315.7	313.1	302.1	320.1	310.3

Basic earnings per share
Net income (loss)	$2.70	$1.90	$0.46	$1.74	$(8.74)	$7.42	$(6.29)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.66)	(0.78)	(2.06)	(0.49)	(7.34)	(0.99)	(9.74)

Core earnings (losses)	3.36	2.68	2.52	2.23	(1.40)	8.41	3.45

Diluted earnings per share
Net income (loss) [1]	$2.68	$1.88	$0.46	$1.73	$(8.74)	$7.35	$(6.29)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1]	(0.65)	(0.78)	(2.05)	(0.49)	(7.34)	(0.98)	(9.73)

Core earnings (losses) [1]	3.33	2.66	2.51	2.22	(1.40)	8.33	3.44

[1]	As a result of the antidilutive impact from the net loss and core loss in the three months ended September 30, 2008, and the net loss in the nine months ended September 30, 2008, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share. In the absence of the losses, 302.1 and 310.3 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL LOSSES AFTER TAX AND DAC
THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Losses, After Tax and DAC

Net losses on sales	$(15)	$(33)	(120%)	$(3)	$(46)	NM	$—	$(1)	NM	$(18)	$(80)	NM
Impairments	(39)	(1,135)	NM	(23)	(853)	NM	—	(3)	NM	(62)	(1,991)	NM
Japanese fixed annuity, net [1]	10	23	130%		—	—	—	—	—	10	23	130%
GMWB derivatives, net [2]	(69)	(57)	17%	—	—	—	—	—	—	(69)	(57)	17%
Other [3]	(50)	(75)	(50%)	(23)	(30)	(30%)	—	(1)	NM	(73)	(106)	(45%)

Total net realized capital losses, after tax and DAC	(163)	(1,277)	NM	(49)	(929)	NM	—	(5)	NM	(212)	(2,211)	NM

Reconciliation of Net Realized Capital Losses, net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Losses — After Tax and DAC

Total net realized capital losses	$(163)	$(1,277)	NM	$(49)	$(929)	NM	$—	$(5)	NM	$(212)	$(2,211)	NM
Less: total net realized capital losses included in core earnings (losses)	(6)	(3)	50%	3	1	(67%)	—	—	—	(3)	(2)	33%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(157)	$(1,274)	NM	$(52)	$(930)	NM	$—	$(5)	NM	$(209)	$(2,209)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $16 and $16 would have been recognized as an adjustment to this amount in the three months ended September 30, 2007 and 2008, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL LOSSES AFTER TAX AND DAC
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Losses, After Tax and DAC

Net losses on sales	$(5)	$(73)	NM	$15	$(66)	NM	$—	$(2)	NM	$10	$(141)	NM
Impairments	(62)	(1,341)	NM	(37)	(926)	NM	—	(3)	NM	(99)	(2,270)	NM
Japanese fixed annuity, net [1]	2	8	NM			—	—	—	—	2	8	NM
GMWB derivatives, net [2]	(123)	(104)	15%	—	—	—	—	—	—	(123)	(104)	15%
SFAS 157 transition impact [3]	—	(220)	NM	—	—	—	—	—	—	—	(220)	NM
Other [4]	(90)	(217)	(140%)	(28)	(69)	(146%)	(2)	(2)	—	(120)	(288)	(139%)

Total net realized capital losses, after tax and DAC	(278)	(1,947)	NM	(50)	(1,061)	NM	(2)	(7)	NM	(330)	(3,015)	NM

Reconciliation of Net Realized Capital Losses, net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Losses — After Tax and DAC

Total net realized capital losses	$(278)	$(1,947)	NM	$(50)	$(1,061)	NM	$(2)	$(7)	NM	$(330)	$(3,015)	NM
Less: total net realized capital losses included in core earnings (losses)	(24)	(9)	63%	7	3	(57%)	—	—	—	(17)	(6)	65%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(254)	$(1,938)	NM	$(57)	$(1,064)	NM	$(2)	$(7)	NM	$(313)	$(3,009)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $2 and $9 would have been recognized as an adjustment to this amount in the six months ended September 30, 2007 and 2008, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2007	2007	2008	2008	2008
Numerator [1]:
Net income (loss) — last 12 months	$3,137	$2,949	$2,218	$2,134	$(1,348)
Core earnings — last 12 months	$3,435	$3,507	$3,456	$3,388	$1,906

Denominator [2]:
Average equity, including AOCI	18,341.5	19,040.0	18,344.0	17,736.0	15,753.5
Less: Average AOCI	(301.0)	(340.0)	(1,024.0)	(1,690.5)	(2,410.5)

Average equity, excluding AOCI	18,642.5	19,380.0	19,368.0	19,426.5	18,164.0

ROE (net income (loss) last 12 months to equity including AOCI)	17.1%	15.5%	12.1%	12.0%	(8.6%)
ROE (core earnings last 12 months to equity excluding AOCI)	18.4%	18.1%	17.8%	17.4%	10.5%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$774	$783	$722	$721	$714	(8%)	(1%)	$2,266	$2,157	(5%)
Other Retail	207	223	213	222	205	(1%)	(8%)	590	640	8%

Total Retail Products Group	981	1,006	935	943	919	(6%)	(3%)	2,856	2,797	(2%)
Individual Life [1]	283	304	291	310	288	2%	(7%)	862	889	3%

Total Individual Markets Group	1,264	1,310	1,226	1,253	1,207	(5%)	(4%)	3,718	3,686	(1%)

Retirement Plans	151	152	157	188	182	21%	(3%)	445	527	18%

Group Benefits	1,179	1,183	1,180	1,213	1,219	3%	—	3,590	3,612	1%

Total Employer Markets Group	1,330	1,335	1,337	1,401	1,401	5%	—	4,035	4,139	3%

International Markets Group [1]	231	241	258	264	249	8%	(6%)	654	771	18%

Institutional Solutions Group	829	580	523	559	522	(37%)	(7%)	1,901	1,604	(16%)

Other	51	53	40	38	39	(24%)	3%	181	117	(35%)

Core revenues before net investment income (loss) on equity securities held for trading	3,705	3,519	3,384	3,515	3,418	(8%)	(3%)	10,489	10,317	(2%)

Net investment income (loss) on equity securities held for trading [2]	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total core revenues	$3,007	$2,918	$(194)	$4,668	$3	(100%)	(100%)	$11,235	$4,477	(60%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(282)	(331)	(1,224)	(228)	(2,007)	NM	NM	(456)	(3,459)	NM

Total revenues	$2,725	$2,587	$(1,418)	$4,440	$(2,004)	NM	NM	$10,779	$1,018	(91%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3]	$365	$192	$174	$189	$(552)	NM	NM	$726	$(189)	NM
Other Retail [3]	17	17	13	14	13	(24%)	(7%)	48	40	(17%)

Total Retail Products Group	382	209	187	203	(539)	NM	NM	774	(149)	NM
Individual Life [3]	64	40	41	43	8	(88%)	(81%)	156	92	(41%)

Total Individual Markets Group	446	249	228	246	(531)	NM	NM	930	(57)	NM

Retirement Plans [3]	18	22	17	33	(36)	NM	NM	67	14	(79%)
Group Benefits	92	92	70	85	100	9%	18%	246	255	4%

Total Employer Markets Group	110	114	87	118	64	(42%)	(46%)	313	269	(14%)

International Markets Group [3]	79	61	67	64	(75)	NM	NM	193	56	(71%)

Institutional Solutions Group [3]	38	35	22	27	1	(97%)	(96%)	105	50	(52%)

Other [4]	9	(2)	(11)	(5)		(100%)	100%	(6)	(16)	(167%)

Core earnings	682	457	393	450	(541)	NM	NM	1,535	302	(80%)

Net realized losses and other, net of tax and DAC, excluded from core earnings [3]	(157)	(180)	(548)	(116)	(1,274)	NM	NM	(254)	(1,938)	NM

Net income (loss)	$525	$277	$(155)	$334	$(1,815)	NM	NM	$1,281	$(1,636)	NM

ROE (core earnings last 12 months to equity excluding AOCI)	21.1%	21.4%	21.8%	20.6%	7.5%	(13.6)	(13.1)
Assets under management	$366,818	$371,707	$370,290	$362,509	$333,305	(9%)	(8%)
DAC capitalization	524	489	428	413	397		(4%)
DAC amortization	(49)	280	(55)	285	1,404		NM
DAC and PVFP assets	10,275	10,514	11,586	11,706	11,012		(6%)
United States Statutory surplus ($ in billions) [5]	$4.9	$5.8	$5.7	$5.4	$4.7

[1]	Includes benefits (charges) of ($5) and ($8), after tax, recorded in the three months ended September 30, 2007 for the unlock of unearned revenue reserves in Individual Annuity and Individual Life, respectively and benefits (charges) of $19, ($17) and ($5), after tax, recorded in the three months ended September 30, 2008 for the unlock of unearned revenue reserves and reinsurance premiums in Individual Annuity, Individual Life and International, respectively. The 2008 after-tax unlock benefit recorded in the three months ended September 30, 2008, in net realized gains (losses) excluded from core earnings, was $8.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the international operations, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the three months ended September 30, 2007 and 2008. The 2007 after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Institutional Solutions Group, Individual Life and International Markets Group were $198, ($1), ($9), $1, $16 and $22, respectively. The 2007 after-tax charge recorded in net realized gains (losses) excluded from core earnings was ($17). The 2008 after-tax (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Individual Life and International Markets Group were ($721), ($1), ($48), ($37) and ($125), respectively. The 2008 after-tax unlock (charge) recorded in net realized gains (losses) excluded from core earnings was ($9).

[4]	Included in the nine months ended September 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[5]	Estimated United States statutory surplus at September 30, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF THE UNLOCK [1]

	THREE MONTHS ENDED					Year Over Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
REVENUES
Retail Products Group
Individual Annuity	$782	$783	$722	$721	$685	(12%)	(5%)	$2,274	$2,128	(6%)
Other Retail	207	223	213	222	205	(1%)	(8%)	590	640	8%

Total Retail Products Group	989	1,006	935	943	890	(10%)	(6%)	2,864	2,768	(3%)
Individual Life	296	304	291	310	314	6%	1%	875	915	5%

Total Individual Markets Group	1,285	1,310	1,226	1,253	1,204	(6%)	(4%)	3,739	3,683	(1%)

Retirement Plans	151	152	157	188	182	21%	(3%)	445	527	18%
Group Benefits	1,179	1,183	1,180	1,213	1,219	3%	—	3,590	3,612	1%

Total Employer Markets Group	1,330	1,335	1,337	1,401	1,401	5%	—	4,035	4,139	3%

International Markets Group	231	241	258	264	256	11%	(3%)	654	778	19%

Institutional Solutions Group	829	580	523	559	522	(37%)	(7%)	1,901	1,604	(16%)

Other	51	53	40	38	39	(24%)	3%	181	117	(35%)

Core revenues before net investment income (loss) on equity securities held for trading	3,726	3,519	3,384	3,515	3,422	(8%)	(3%)	10,510	10,321	(2%)

Net investment income (loss) on equity securities held for trading	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total core revenues	$3,028	$2,918	$(194)	$4,668	$7	(100%)	(100%)	$11,256	$4,481	(60%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(282)	(331)	(1,224)	(228)	(2,019)	NM	NM	(456)	(3,471)	NM

Total revenues	$2,746	$2,587	$(1,418)	$4,440	$(2,012)	NM	NM	$10,800	$1,010	(91%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$167	$192	$174	$189	$169	1%	(11%)	$528	$532	1%
Other Retail	18	17	13	14	14	(22%)	—	49	41	(16%)

Total Retail Products Group	185	209	187	203	183	(1%)	(10%)	577	573	(1%)
Individual Life	48	40	41	43	45	(6%)	5%	140	129	(8%)

Total Individual Markets Group	233	249	228	246	228	(2%)	(7%)	717	702	(2%)

Retirement Plans	27	22	17	33	12	(56%)	(64%)	76	62	(18%)
Group Benefits	92	92	70	85	100	9%	18%	246	255	4%

Total Employer Markets Group	119	114	87	118	112	(6%)	(5%)	322	317	(2%)

International Markets Group	57	61	67	64	50	(12%)	(22%)	171	181	6%

Institutional Solutions Group	37	35	22	27	1	(97%)	(96%)	104	50	(52%)

Other	9	(2)	(11)	(5)	—	(100%)	100%	(6)	(16)	(167%)

Core earnings	455	457	393	450	391	(14%)	(13%)	1,308	1,234	(6%)

Net realized losses and other, net of tax and DAC, excluded from core earnings	(140)	(180)	(548)	(116)	(1,265)	NM	NM	(237)	(1,929)	NM

Net income (loss)	$315	$277	$(155)	$334	$(874)	NM	NM	$1,071	$(695)	NM

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlock recorded in the three months ended September 30, 2007 and 2008.

L-1A

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
REVENUES
Earned premiums	$1,434	$1,236	$1,229	$1,305	$1,335	(7%)	2%	$3,887	$3,869	—
Fee income	1,394	1,407	1,339	1,390	1,332	(4%)	(4%)	4,013	4,061	1%
Net investment income (loss)
Securities available-for-sale and other	883	878	819	829	759	(14%)	(8%)	2,619	2,407	(8%)
Equity securities held for trading [1]	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total net investment income (loss)	185	277	(2,759)	1,982	(2,656)	NM	NM	3,365	(3,433)	NM
Net realized capital losses — core	(6)	(2)	(3)	(9)	(8)	(33%)	11%	(30)	(20)	33%

Total core revenues	3,007	2,918	(194)	4,668	3	(100%)	(100%)	11,235	4,477	(60%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(282)	(331)	(1,224)	(228)	(2,007)	NM	NM	(456)	(3,459)	NM

Total revenues	2,725	2,587	(1,418)	4,440	(2,004)	NM	NM	10,779	1,018	(91%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses	1,911	1,709	1,729	1,771	2,095	10%	18%	5,293	5,595	6%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM
Amortization of deferred policy acquisition costs and present value of future profits	(10)	339	317	321	1,408	NM	NM	668	2,046	NM
Insurance operating costs and other expenses	811	851	817	863	838	3%	(3%)	2,379	2,518	6%

Total benefits and expenses	2,014	2,298	(715)	4,108	926	(54%)	(77%)	9,086	4,319	(52%)

CORE EARNINGS
Core earnings before income taxes	993	620	521	560	(923)	NM	NM	2,149	158	(93%)
Income tax expense (benefit)	311	163	128	110	(382)	NM	NM	614	(144)	NM

Core earnings	682	457	393	450	(541)	NM	NM	1,535	302	(80%)
Net realized losses and other, net of tax and DAC, excluded from core earnings	(157)	(180)	(548)	(116)	(1,274)	NM	NM	(254)	(1,938)	NM

Net income (loss)	$525	$277	$(155)	$334	$(1,815)	NM	NM	1,281	(1,636)	NM

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2007	2007	2008	2008	2008	Change	Change
Assets
General account	$114,310	$116,230	$118,697	$118,455	$114,838	—	(3%)
Separate account	197,877	199,946	181,273	170,841	154,029	(22%)	(10%)

Total assets	312,187	316,176	299,970	289,296	268,867	(14%)	(7%)
Mutual fund assets [1]	54,631	55,531	70,320	73,213	64,438	18%	(12%)

Total assets under management	$366,818	$371,707	$370,290	$362,509	$333,305	(9%)	(8%)

[1]	During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2007	2007	2008	2008	2008	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$53,288	$52,542	$50,615	$49,683	$46,292	(13%)	(7%)
Equity securities, trading, at fair value	34,901	36,182	37,406	36,853	33,655	(4%)	(9%)
Equity securities, available-for-sale, at fair value	1,307	1,284	1,202	1,194	908	(31%)	(24%)
Policy loans, at outstanding balance	2,050	2,061	2,118	2,146	2,159	5%	1%
Mortgage loans on real estate	4,551	4,739	4,821	5,135	5,460	20%	6%
Limited partnerships and other alternative investments	1,138	1,306	1,329	1,407	1,410	24%	—
Short term investments	629	1,158	1,807	2,756	3,793	NM	38%
Other investments	287	534	1,086	894	1,308	NM	46%

Total investments	98,151	99,806	100,384	100,068	94,985	(3%)	(5%)

Cash	1,769	1,770	2,016	1,842	1,683	(5%)	(9%)
Premiums receivable and agents’ balances	403	427	395	392	390	(3%)	(1%)
Reinsurance recoverables	1,235	1,419	1,599	1,535	2,103	70%	37%
Deferred policy acquisition costs and present value of future profits	10,275	10,514	11,586	11,706	11,012	7%	(6%)
Deferred income taxes	(724)	(754)	(373)	(135)	1,324	NM	NM
Goodwill	805	805	867	867	880	9%	1%
Property and equipment, net	372	374	393	383	380	2%	(1%)
Other assets	2,024	1,869	1,830	1,797	2,081	3%	16%
Separate account assets	197,877	199,946	181,273	170,841	154,029	(22%)	(10%)

Total assets	$312,187	$316,176	$299,970	$289,296	$268,867	(14%)	(7%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,007	$15,331	$15,544	$15,772	$16,602	11%	5%
Other policyholder funds and benefits payable	44,054	44,190	46,460	46,563	47,208	7%	1%
Other policyholder funds payable — International variable annuities	34,871	36,152	37,376	36,822	33,629	(4%)	(9%)
Unearned premiums	141	147	167	161	163	16%	1%
Consumer Notes	723	809	971	1,113	1,225	69%	10%
Debt	114	115	91	91	92	(19%)	1%
Other liabilities	8,011	8,045	8,286	7,712	7,816	(2%)	1%
Separate account liabilities	197,877	199,946	181,273	170,841	154,029	(22%)	(10%)

Total liabilities	300,798	304,735	290,168	279,075	260,764	(13%)	(7%)

Equity excluding AOCI, net of tax	11,619	11,868	11,059	11,888	10,752	(7%)	(10%)
AOCI, net of tax	(230)	(427)	(1,257)	(1,667)	(2,649)	NM	(59%)

Total stockholders’ equity	11,389	11,441	9,802	10,221	8,103	(29%)	(21%)

Total liabilities and stockholders’ equity	$312,187	$316,176	$299,970	$289,296	$268,867	(14%)	(7%)

Hartford Life and Accident Insurance Company NAIC RBC		416.1%
Hartford Life Insurance Company NAIC RBC		513.2%
Hartford Life and Annuity Insurance Company NAIC RBC		1309.9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

				Institutional
	Individual	Other	Retirement	Solutions	Individual	Group
	Annuity	Retail	Plans	Group	Life	Benefits	International	Total
	$5,179	$136	$658	$143	$2,406	$69	$1,923	$10,514
Adjustments to unrealized gains and losses on securities available - for - sale and other	(92)	(2)	(41)	—	(2)	—	(22)	(159)

securities available - for - sale and other	5,087	134	617	143	2,404	69	1,901	10,355
Capitalization	468	62	111	26	268	48	255	1,238
Amortization - Deferred Policy Acquisition Costs	(454)	(64)	(24)	(16)	(109)	(42)	(191)	(900)
Amortization - Present Value of Future Profits	(4)	—	—	—	(11)	—	—	(15)
Amortization - Realized Capital Gains	389	—	7	—	22	—	16	434
Amortization - Unlock - Core	(959)	(2)	(75)	—	(26)	—	(44)	(1,106)
Amortization - Unlock - Non-Core	(36)	—	(1)	—	(18)	—	8	(47)
Effect of Currency Translation Adjustment	—	—	—	—	—	—	74	74

	4,491	130	635	153	2,530	75	2,019	10,033
Adjustments to unrealized gains and losses on securities available - for - sale and other	604	1	188	—	186	—	—	979

gains and losses on securities available-for-sale and other	$5,095	$131	$823	$153	$2,716	$75	$2,019	$11,012

				Institutional
	Individual	Other	Retirement	Solutions	Individual	Group			HFSG	Total
Effect of Unlock [2] - September 30, 2008	Annuity	Retail	Plans	Group	Life	Benefits	International	Total Life	Corporate [1]	Company
Mutual Fund and Other Fees	$24	$—	$—	$—	$(26)	$—	$(7)	$(9)	$—	$(9)
Reinsurance Premiums	5	—	—	—	—	—	—	5	—	5
Death Benefits	116	—	1	—	—	—	139	256	—	256
Change in Reserves	—	—	—	—	5	—	—	5	—	5
Sales Inducements	62	—	1	—	—	—	1	64	—	64
Amortization of DAC	959	2	75	—	26	—	44	1,106	—	1,106
Other Expenses	—	—	—	—	—	—	—	—	(13)	(13)

Effect of Unlock on Earnings before income taxes	(1,108)	(2)	(77)	—	(57)	—	(191)	(1,435)	13	(1,422)
Income tax benefit	(387)	(1)	(29)	—	(20)	—	(66)	(503)	4	(499)

Effect of Unlock on Core Earnings	(721)	(1)	(48)	—	(37)	—	(125)	(932)	9	(923)
Net realized gains (losses), net of tax, excluded from core earnings	(10)	—	(1)	—	(7)	—	9	(9)	—	(9)

Effect of Unlock on Net Income	$(731)	$(1)	$(49)	$—	$(44)	$—	$(116)	$(941)	$9	$(932)

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive numbers; increases to expense amounts are positive numbers; and increases to income before taxes, net income and core earnings are positive numbers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

		As of September 30, 2008
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	ACCOUNT VALUE	NET AMT AT RISK	% of NAR REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$32,985	$9,699	69%	$2,967
with 5% rollup [2]	2,363	782	61%	304
with Earnings Protection Benefit Rider (EPB) [3]	3,417	768	83%	130
with 5% rollup & EPB	946	247	81%	46

Total MAV	39,711	11,496	70%	3,447
Asset Protection Benefit (APB) [4]	33,685	7,339	44%	4,081
Lifetime Income Benefit (LIB) — Death Benefit [5]	9,813	246	—%	246
Reset [6] (5-7 years)	4,378	619	—%	618
Return of Premium [7]/Other	11,531	321	46%	173

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$99,118	$20,021	57%	$8,565

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	32,706	4,538	18%	3,716

TOTAL	$131,824	$24,559	50%	$12,281

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
	2007	2007	2008	2008	2008
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,526.75	1,468.36	1,322.70	1,280.00	1,164.74
Total Account Value	$130,943	$126,834	$115,212	$112,786	$99,118
Retained net amount of risk	670	976	3,633	4,067	8,565
GMDB net GAAP liability [9]	191	202	203	208	304
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$34,888	$35,793	$36,777	$35,910	$32,706
Retained net amount of risk	130	419	2,151	1,706	3,716
GMDB/GMIB net GAAP liability [9]	30	34	39	37	178

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $29.8 billion and $26.8 billion as of September 30, 2008 and December 31, 2007, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended September 30, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively. For the three months ended September 30, 2008 there was an increase to GMDB/GMIB liability, as a result of the unlock, for U.S. and Japan variable annuity business of $116 and $139, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of September 30, 2008
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,171
Liability for reinsurance in unauthorized companies	(6)

Net statutory reinsurance reserve credit	$2,165

Statutory amounts recoverable from reinsurers	$210

The top ten reinsurers represent $2,262 or 95% of the total statutory reserve credit and amounts recoverable.
•	3% of this amount is with reinsurers rated “A++” by A.M. Best at October 6, 2008.

•	58% of this amount is with reinsurers rated “A+” by A.M. Best at October 6, 2008.

•	35% of this amount is with reinsurers rated “A-” by A.M. Best at October 6, 2008.

•	4% of this amount is with reinsurers rated “B++” by A.M. Best at October 6, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2008	December 31, 2007
Statutory Capital and Surplus	$4,691	$5,786
GAAP Adjustments
Investment in subsidiaries	1,068	230
Deferred policy acquisition costs	11,012	10,514
Deferred taxes	1,133	(1,155)
Benefit reserves	(5,718)	(4,240)
Unrealized losses on investments, net of impairments	(4,945)	(513)
Asset valuation reserve and interest maintenance reserve	132	626
Goodwill	784	662
Other, net	(54)	(469)

GAAP Stockholders’ Equity	$8,103	$11,441

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED
							Year Over
							Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,		June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008		2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$548	$554	$497		$495	$454	(17%)	(8%)	$1,597	$1,446	(9%)
Mutual fund and other fees [2]	28	37	33		34	59	111%	74%	101	126	25%

Total fee income	576	591	530		529	513	(11%)	(3%)	1,698	1,572	(7%)

Direct premiums	24	22	24		24	29	21%	21%	59	77	31%
Reinsurance premiums [2]	(37)	(36)		(30)	(31)	(18)	51%	42%	(107)	(79)	26%

Net premiums	(13)	(14)		(6)	(7)	11	NM	NM	(48)	(2)	96%

Total premiums and other considerations	563	577	524		522	524	(7%)	—	1,650	1,570	(5%)

Net investment income
Net investment income on G/A assets	237	226	209		210	198	(16%)	(6%)	693	617	(11%)
Net investment income on assigned capital	12	12	19		20	22	83%	10%	35	61	74%
Charge for invested capital	(39)	(35)		(33)	(32)	(30)	23%	6%	(115)	(95)	17%

Total net investment income	210	203	195		198	190	(10%)	(4%)	613	583	(5%)
Net realized capital gains — core	1	3	3		1	—	(100%)	(100%)	3	4	33%

Total core revenues	774	783	722		721	714	(8%)	(1%)	2,266	2,157	(5%)
Net realized losses and other, before tax and DAC, excluded from core revenues	(175)	(81)		(759)	(71)	(483)	(176%)	NM	(306)	(1,313)	NM

Total revenues	599	702	(37)		650	231	(61%)	(64%)	1,960	844	(57%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	16	11	13		13	131	NM	NM	38	157	NM
Other contract benefits	18	17	18		18	24	33%	33%	48	60	25%
Change in reserve	18	12	14		13	14	(22%)	8%	33	41	24%
Sales inducements [2]	2	16	13		12	73	NM	NM	31	98	NM
Interest credited on G/A assets	156	155	150		148	159	2%	7%	459	457	—

Total benefits and losses	210	211	208		204	401	91%	97%	609	813	33%

Other insurance expenses
Commissions & wholesaling expenses	304	282	253		242	214	(30%)	(12%)	916	709	(23%)
Operating expenses	55	61	52		62	56	2%	(10%)	166	170	2%
Premium taxes and other expenses	1	4	3		2	3	NM	50%	10	8	(20%)

Subtotal — expenses before deferral	360	347	308		306	273	(24%)	(11%)	1,092	887	(19%)
Deferred policy acquisition costs	(212)	(190)		(167)	(157)	(144)	32%	8%	(654)	(468)	28%

Total other insurance expense	148	157	141		149	129	(13%)	(13%)	438	419	(4%)
Amortization of deferred policy acquisition costs [2]	(110)	178	164		157	1,096	NM	NM	260	1,417	NM

Total benefits and expenses	248	546	513		510	1,626	NM	NM	1,307	2,649	103%
Core earnings (loss) before income taxes	526	237	209		211	(912)	NM	NM	959	(492)	NM
Income tax expense (benefit) [1] [2]	161	45	35		22	(360)	NM	NM	233	(303)	NM

Core earnings (loss) [2]	365	192	174		189	(552)	NM	NM	726	(189)	NM
Net realized losses and other, net of tax and DAC, excluded from core earnings [2] [3]	(88)	(13)		(264)	(33)	(282)	NM	NM	(158)	(579)	NM

Net income (loss) [2]	$277	$179		$(90)	$156	$(834)	NM	NM	$568	$(768)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	110.3	58.5	56.3		64.7	(202.0)	NM	NM	75.2	(21.7)	NM
Net income (loss)	83.7	54.5	(29.1)		53.4	(305.1)	NM	NM	58.8	(88.2)	NM

[1]	The three months ended September 30, 2007 includes a $12 tax charge related to DRD and the three months ended June 30, 2008 includes a tax benefit of $16 related to DRD and FTC.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 increased core earnings and net income by $198 and $181, respectively. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $721 and $731, respectively. The effect on each income statement line item is as follows:

	September 30, 2007	September 30, 2008
Mutual Fund and Other Fees	$(8)	$24
Reinsurance Premiums	—	5
Death Benefits	6	116
Sales Inducements	(14)	62
Amortization of deferred policy acquisition costs	(305)	959
Income tax expense (benefit)	107	(387)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(17)	(10)

[3]	Included in the three months ended September 30 and December 31, 2007 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings of $(68) and $(13), respectively. Included in the three months ended March 31, June 30 and September 30, 2008 are the amounts of $(251), $(7) and $(45), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$4	$4	$4	$4	$3	(25%)	(25%)	$11	$11	—
Mutual fund and other fees	208	223	213	224	208	—	(7%)	590	645	9%

Total fee income	212	227	217	228	211	—	(7%)	601	656	9%

Net Investment Loss
Net investment loss on G/A assets	(3)	—	(1)	(3)	(3)	—	—	(3)	(7)	(133%)
Net investment loss on assigned capital	(2)	(4)	(3)	(3)	(3)	(50%)	—	(8)	(9)	(13%)

Total net investment loss	(5)	(4)	(4)	(6)	(6)	(20%)	—	(11)	(16)	(45%)

Total core revenues	207	223	213	222	205	(1%)	(8%)	590	640	8%

Net realized losses, before tax and DAC, excluded from core revenues	—	—	—	—	(1)	—	—	—	(1)	—

Total revenues	207	223	213	222	204	(1%)	(8%)	590	639	8%

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	143	156	149	158	143	—	(9%)	422	450	7%
Operating expenses	34	41	40	40	34	—	(15%)	96	114	19%
Premium taxes and other expenses	2	3	4	3	5	150%	67%	9	12	33%

Subtotal — expenses before deferral	179	200	193	201	182	2%	(9%)	527	576	9%

Deferred policy acquisition costs	(22)	(25)	(22)	(23)	(17)	23%	26%	(76)	(62)	18%

Total other insurance expense	157	175	171	178	165	5%	(7%)	451	514	14%

Amortization of deferred policy acquisition costs [1]	23	23	22	22	22	(4%)	—	65	66	2%

Total benefits and expenses	180	198	193	200	187	4%	(7%)	516	580	12%

Core earnings before income taxes	27	25	20	22	18	(33%)	(18%)	74	60	(19%)

Income tax expense [1]	10	8	7	8	5	(50%)	(38%)	26	20	(23%)

Core earnings [1]	17	17	13	14	13	(24%)	(7%)	48	40	(17%)

Net realized losses, net of tax and DAC, excluded from core earnings	—	—	—	—	(1)	—	—	—	(1)	—

Net income [1]	$17	$17	$13	$14	$12	(29%)	(14%)	$48	$39	(19%)

RETURN ON ASSETS (After-tax bps)
Core earnings	13.8	13.4	10.6	11.5	11.1	(20%)	(3%)	14.1	11.3	(20%)
Net income	13.8	13.4	10.6	11.5	10.3	(25%)	(10%)	14.1	11.0	(22%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax. The DAC unlock recorded in the three months ended September 30, 2008 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Individual Annuity
Broker-dealer	$2,488	$2,106	$1,677	$1,574	$1,502	(40%)	(5%)	$6,669	$4,753	(29%)
Banks	1,307	1,148	938	982	832	(36%)	(15%)	4,401	2,752	(37%)

Total deposits by distribution	3,795	3,254	2,615	2,556	2,334	(38%)	(9%)	11,070	7,505	(32%)

Variable	3,278	3,126	2,546	2,233	1,948	(41%)	(13%)	10,071	6,727	(33%)
Fixed MVA/other	517	128	69	323	386	(25%)	20%	999	778	(22%)

Total deposits by product	3,795	3,254	2,615	2,556	2,334	(38%)	(9%)	11,070	7,505	(32%)

Retail Mutual Funds	3,369	3,549	3,966	3,967	3,614	7%	(9%)	10,807	11,547	7%

529 College Savings Plan/Specialty Products/Other	152	180	183	153	141	(7%)	(8%)	541	477	(12%)

Total Retail Products Group	$7,316	$6,983	$6,764	$6,676	$6,089	(17%)	(9%)	$22,418	$19,529	(13%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2007	2007	2008	2008	2008	Change	Change
INDIVIDUAL ANNUITY
General account	$15,191	$15,100	$15,126	$15,275	$15,650	3%	2%
Non-guaranteed separate account	118,123	114,214	102,924	100,436	87,287	(26%)	(13%)

Total Individual Annuity	$133,314	$129,314	$118,050	$115,711	$102,937	(23%)	(11%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,075	$4,995	$5,126	$5,039	$5,081	—	1%
Non-guaranteed separate account	117,976	114,076	102,794	100,306	87,169	(26%)	(13%)

Total individual variable annuities	123,051	119,071	107,920	105,345	92,250	(25%)	(12%)

Fixed MVA & other individual annuities	10,263	10,243	10,130	10,366	10,687	4%	3%

Total Individual Annuity	133,314	129,314	118,050	115,711	102,937	(23%)	(11%)

Specialty Products/Other — Segregated Assets	671	677	604	578	500	(25%)	(13%)

Mutual Fund Assets
Retail mutual fund assets	47,785	48,383	44,617	47,239	40,903	(14%)	(13%)
Specialty Product/Other mutual fund assets	892	937	1,022	1,126	1,071	20%	(5%)
529 College Savings Plan assets	1,147	1,176	1,121	1,150	1,013	(12%)	(12%)

Total Mutual Fund Assets	49,824	50,496	46,760	49,515	42,987	(14%)	(13%)

Total Retail Products Group Assets Under Management	$183,809	$180,487	$165,414	$165,804	$146,424	(20%)	(12%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
VARIABLE ANNUITIES
Beginning balance	$121,529	$123,051	$119,071	$107,920	$105,345

Deposits	3,278	3,126	2,546	2,233	1,948
Surrenders	(3,471)	(3,810)	(3,338)	(3,331)	(3,058)
Death benefits/annuity payouts	(419)	(418)	(445)	(460)	(404)
Transfers [2]	(21)	4	(2)	(20)	(26)

Net Flows	(633)	(1,098)	(1,239)	(1,578)	(1,540)
Change in market value/change in reserve/interest credited	2,155	(2,882)	(9,911)	(1,016)	(11,544)
Other [3]	—	—	(1)	19	(11)

Ending balance	$123,051	$119,071	$107,920	$105,345	$92,250

FIXED MVA AND OTHER
Beginning balance	$9,891	$10,263	$10,243	$10,130	$10,366

Deposits	517	128	69	323	386
Surrenders	(227)	(201)	(219)	(175)	(131)
Death benefits/annuity payouts	(96)	(106)	(118)	(102)	(101)
Transfers [2]	53	42	49	71	57

Net Flows	247	(137)	(219)	117	211
Change in market value/change in reserve/interest credited	125	117	106	119	110

Ending balance	$10,263	$10,243	$10,130	$10,366	$10,687

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$131,420	$133,314	$129,314	$118,050	$115,711

Deposits	3,795	3,254	2,615	2,556	2,334
Surrenders	(3,698)	(4,011)	(3,557)	(3,506)	(3,189)
Death benefits/annuity payouts	(515)	(524)	(563)	(562)	(505)
Transfers [2]	32	46	47	51	31

Net Flows	(386)	(1,235)	(1,458)	(1,461)	(1,329)
Change in market value/change in reserve/interest credited	2,280	(2,765)	(9,805)	(897)	(11,434)
Other [3]	—	—	(1)	19	(11)

Ending balance	$133,314	$129,314	$118,050	$115,711	$102,937

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended June 30, 2008 also includes the crediting of policyholder account balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
RETAIL MUTUAL FUNDS
Beginning balance	$45,644	$47,785	$48,383	$44,617	$47,239
Deposits	3,369	3,549	3,966	3,967	3,614
Redemptions	(2,718)	(2,289)	(2,845)	(2,066)	(2,798)

Net Sales	651	1,260	1,121	1,901	816
Change in market value	1,517	(626)	(4,854)	761	(7,117)
Other [1]	(27)	(36)	(33)	(40)	(35)

Ending balance	$47,785	$48,383	$44,617	$47,239	$40,903

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable life fees	$19	$20	$18	$19	$16	(16%)	(16%)	$55	$53	(4%)
Cost of insurance charges	134	137	140	143	145	8%	1%	396	428	8%
Other fees [1]	53	75	63	75	59	11%	(21%)	187	197	5%

Total fee income	206	232	221	237	220	7%	(7%)	638	678	6%

Direct premiums	28	30	28	30	31	11%	3%	81	89	10%
Reinsurance premiums	(42)	(50)	(46)	(49)	(46)	(10%)	6%	(123)	(141)	(15%)

Net premiums	(14)	(20)	(18)	(19)	(15)	(7%)	21%	(42)	(52)	(24%)

Total premiums and other considerations	192	212	203	218	205	7%	(6%)	596	626	5%

Net investment income
Net investment income on G/A assets	92	94	92	95	87	(5%)	(8%)	272	274	1%
Net investment income on assigned capital	3	3	4	4	5	67%	25%	9	13	44%
Charge for invested capital	(4)	(5)	(8)	(7)	(8)	(100%)	(14%)	(14)	(23)	(64%)

Total net investment income	91	92	88	92	84	(8%)	(9%)	267	264	(1%)
Net realized capital losses — core	—	—	—	—	(1)	—	—	(1)	(1)	—

Total core revenues	283	304	291	310	288	2%	(7%)	862	889	3%
Net realized losses and other, before tax and DAC, excluded from core revenues	(16)	(18)	(35)	(25)	(169)	NM	NM	(9)	(229)	NM

Total revenues	267	286	256	285	119	(55%)	(58%)	853	660	(23%)

Benefits and Expenses
Benefits and losses
Death benefits	78	76	91	88	86	10%	(2%)	222	265	19%
Other contract benefits	6	6	5	5	5	(17%)	—	18	15	(17%)
Change in reserve [2]	(4)	1	(4)	(3)	4	NM	NM	(12)	(3)	75%
Interest credited on G/A assets	63	64	62	63	64	2%	2%	187	189	1%

Total benefits and losses	143	147	154	153	159	11%	4%	415	466	12%

Other insurance expenses
Commissions & wholesaling expenses	58	69	59	57	60	3%	5%	176	176	—
Operating expenses	65	71	64	70	66	2%	(6%)	192	200	4%
Dividends to policyholders	1	1	1	1	—	(100%)	(100%)	2	2	—
Premium taxes and other expenses	8	16	11	12	14	75%	17%	33	37	12%

Subtotal — expenses before deferral	132	157	135	140	140	6%	—	403	415	3%

Deferred policy acquisition costs	(88)	(105)	(88)	(89)	(91)	(3%)	(2%)	(262)	(268)	(2%)

Total other insurance expense	44	52	47	51	49	11%	(4%)	141	147	4%

Amortization of deferred policy acquisition costs and present value of future profits [1]	1	48	32	44	74	NM	68%	79	150	90%

Total benefits and expenses	188	247	233	248	282	50%	14%	635	763	20%

Core earnings before income taxes	95	57	58	62	6	(94%)	(90%)	227	126	(44%)
Income tax expense (benefit) [1]	31	17	17	19	(2)	NM	NM	71	34	(52%)

Core earnings [1] [2]	64	40	41	43	8	(88%)	(81%)	156	92	(41%)
Net realized losses and other, net of tax and DAC, excluded from core earnings	(9)	(9)	(21)	(13)	(110)	NM	NM	(5)	(144)	NM

Net income (loss) [1] [2]	$55	$31	$20	$30	$(102)	NM	NM	$151	$(52)	NM

Earnings Margin (After-tax)
Core earnings	22.6%	13.2%	14.1%	13.9%	2.8%	(19.8)	(11.1)	18.1%	10.4%	(7.7)
Net income	20.6%	10.8%	7.8%	10.5%	-85.7%	(106.3)	(96.2)	17.7%	-7.9%	(25.6)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $16. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $37 and $44, respectively. The effect on each income statement line item is as follows:

	September 30, 2007	September 30, 2008
Other Fees	$(13)	$(26)
Change in Reserves	—	5
Amortization of deferred policy acquisition costs	(37)	26
Income tax expense (benefit)	8	(20)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(7)

[2]	The three months ended December 31, 2007 includes an additional SOP 03-1 reserve of $5, after the effects of DAC amortization and taxes, related to the implementation of the Company’s AG38 capital solution.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
SALES BY DISTRIBUTION
Wirehouse	$26	$30	$24	$25	$24	(8%)	(4%)	$73	$73	—
Banks	11	13	9	9	9	(18%)	—	31	27	(13%)
Independent	29	41	29	32	31	7%	(3%)	83	92	11%
Other	3	5	3	4	5	67%	25%	10	12	20%

Total sales by distribution	$69	$89	$65	$70	$69	—	(1%)	$197	$204	4%

SALES BY PRODUCT
Variable Life	33	38	28	23	22	(33%)	(4%)	$92	$73	(21%)
Universal life/whole life	31	46	32	40	41	32%	3%	90	113	26%
Term life/other	5	5	5	7	6	20%	(14%)	15	18	20%

Total sales by product	$69	$89	$65	$70	$69	—	(1%)	$197	$204	4%

ACCOUNT VALUE
General account	$5,486	$5,591	$5,688	$5,768	$5,863	7%	2%
Separate account	6,884	6,758	6,091	6,090	5,308	(23%)	(13%)

Total account value	$12,370	$12,349	$11,779	$11,858	$11,171	(10%)	(6%)

ACCOUNT VALUE BY PRODUCT
Variable life	$7,402	$7,284	$6,620	$6,625	$5,848	(21%)	(12%)
Universal life/interest sensitive whole life	4,285	4,388	4,485	4,569	4,663	9%	2%
Modified guaranteed life	564	555	551	542	537	(5%)	(1%)
Other	119	122	123	122	123	3%	1%

Total account value by product	$12,370	$12,349	$11,779	$11,858	$11,171	(10%)	(6%)

LIFE INSURANCE IN-FORCE
Variable life	$76,498	$77,566	$78,145	$78,557	$78,809	3%	—
Universal life/interest sensitive whole life	47,581	48,636	49,415	50,298	51,355	8%	2%
Term life	50,641	52,298	54,369	57,371	60,261	19%	5%
Modified guaranteed life	687	671	662	648	637	(7%)	(2%)
Other	316	312	307	299	299	(5%)	—

Total life insurance in-force	$175,723	$179,483	$182,898	$187,173	$191,361	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2007	2007	2008	2008	2008
VARIABLE LIFE	Beginning balance	$7,206	$7,402	$7,284	$6,620	$6,625
First year & single premiums		92	93	74	74	63
Renewal premiums		134	155	142	140	139

Premiums and deposits		226	248	216	214	202
Surrenders		(77)	(91)	(90)	(99)	(76)
Death benefits		(18)	(13)	(16)	(20)	(20)

Net Flows		131	144	110	95	106
Policy fees		(127)	(130)	(131)	(123)	(128)
Change in market value/interest credited		192	(132)	(643)	33	(755)

	Ending balance	$7,402	$7,284	$6,620	$6,625	5,848

OTHER [1]	Beginning balance	$4,899	$4,968	$5,065	$5,159	5,233

First year & single premiums		97	111	117	108	125
Renewal premiums		115	126	121	120	123

Premiums and deposits		212	237	238	228	248
Surrenders		(54)	(43)	(46)	(54)	(53)
Death benefits		(20)	(25)	(21)	(24)	(22)

Net Flows		138	169	171	150	173
Policy fees		(125)	(129)	(132)	(133)	(139)
Change in market value/interest credited		56	57	55	57	56

	Ending balance	$4,968	$5,065	$5,159	$5,233	5,323

TOTAL INDIVIDUAL LIFE	Beginning balance	$12,105	$12,370	$12,349	$11,779	11,858
First year & single premiums		189	204	191	182	188
Renewal premiums		249	281	263	260	262

Premiums and deposits		438	485	454	442	450
Surrenders		(131)	(134)	(136)	(153)	(129)
Death benefits		(38)	(38)	(37)	(44)	(42)

Net Flows		269	313	281	245	279
Policy fees		(252)	(259)	(263)	(256)	(267)
Change in market value/interest credited		248	(75)	(588)	90	(699)

	Ending balance	$12,370	$12,349	$11,779	$11,858	11,171

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$58	$59	$56	$57	$55	(5%)	(4%)	$164	$168	2%
Mutual fund and other fees	4	4	12	40	39	NM	(3%)	11	91	NM

Total fee income	62	63	68	97	94	52%	(3%)	175	259	48%

Direct premiums	—	1	1	1	1	—	—	3	3	—

Total premiums and other considerations	62	64	69	98	95	53%	(3%)	178	262	47%

Net investment income
Net investment income on G/A assets	85	85	85	88	83	(2%)	(6%)	258	256	(1%)
Net investment income on assigned capital	4	3	4	4	4	—	—	10	12	20%
Charge for invested capital	—	—	—	(1)	—	—	100%	(1)	(1)	—

Total net investment income	89	88	89	91	87	(2%)	(4%)	267	267	—
Net realized losses — core	—	—	(1)	(1)	—	—	100%	—	(2)	—

Total core revenues	151	152	157	188	182	21%	(3%)	445	527	18%
Net realized losses, before tax and DAC, excluded from core revenues	(21)	(22)	(35)	(18)	(181)	NM	NM	(19)	(234)	NM

Total revenues	130	130	122	170	1	(99%)	(99%)	426	293	(31%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	—	—	—	—	1	—	—	(1)	1	NM
Other contract benefits	12	12	11	12	11	(8%)	(8%)	36	34	(6%)
Change in reserve	(6)	(6)	(5)	(5)	(6)	—	(20%)	(17)	(16)	6%
Sales inducements [2]	—	1	—	—	2	—	—	—	2	—
Interest credited on G/A assets	56	56	59	59	62	11%	5%	168	180	7%

Total benefits and losses	62	63	65	66	70	13%	6%	186	201	8%

Other insurance expenses
Commissions & wholesaling expenses	24	24	30	36	34	42%	(6%)	71	100	41%
Operating expenses	50	61	68	88	89	78%	1%	153	245	60%
Premium taxes and other expenses	—	(1)	1	6	7	—	17%	1	14	NM

Subtotal — expenses before deferral	74	84	99	130	130	76%	—	225	359	60%
Deferred policy acquisition costs	(34)	(39)	(38)	(38)	(35)	(3%)	8%	(100)	(111)	(11%)

Total other insurance expense	40	45	61	92	95	138%	3%	125	248	98%
Amortization of deferred policy acquisition costs [2]	25	12	9	7	83	NM	NM	43	99	130%

Total benefits and expenses	127	120	135	165	248	95%	50%	354	548	55%

Core earnings (loss) before income taxes	24	32	22	23	(66)	NM	NM	91	(21)	NM
Income tax expense (benefit) [2]	6	10	5	(10)	(30)	NM	NM	24	(35)	NM

Core earnings (loss) [2]	18	22	17	33	(36)	NM	NM	67	14	(79%)
Net realized losses, net of tax and DAC, excluded from core earnings	(14)	(15)	(22)	(2)	(124)	NM	NM	(13)	(148)	NM

Net income (loss) [2]	$4	$7	$(5)	$31	$(160)	NM	NM	$54	$(134)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	25.6	30.8	18.1	28.3	(31.9)	NM	NM	33.5	5.2	(84%)
Net income	5.7	9.8	(5.3)	26.6	(141.9)	NM	NM	27.0	(49.7)	NM

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 decreased both core earnings and net income by $9. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $48 and $49, respectively. The effect of each income statement line items is as follows:

	September 30, 2007	September 30, 2008
Death Benefits	$—	$1
Sales Inducements	$—	$1
Amortization of deferred policy acquisition costs	14	75
Income tax expense (benefit)	(5)	(29)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(1)

[3]	The three months ended June 30, 2008 includes a tax benefit related to DRD of $15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
401(k)
Annuity — plan/participant rollovers	$467	$460	$739	$506	$487	4%	(4%)	$1,674	$1,732	3%
Annuity — ongoing contributions	504	511	643	569	579	15%	2%	1,554	1,791	15%

Total 401(k) Annuity	971	971	1,382	1,075	1,066	10%	(1%)	3,228	3,523	9%
Mutual funds [1]	94	108	441	836	862	NM	3%	310	2,139	NM

Total 401(k)	1,065	1,079	1,823	1,911	1,928	81%	1%	3,538	5,662	60%

403(b)/457
Annuity — plan/participant rollovers	79	102	143	57	80	1%	40%	240	280	17%
Annuity — ongoing contributions	247	235	257	339	313	27%	(8%)	705	909	29%

Total 403(b)/457 Annuity	326	337	400	396	393	21%	(1%)	945	1,189	26%
Mutual funds	6	7	26	43	13	117%	(70%)	12	82	NM

Total 403(b)/457	332	344	426	439	406	22%	(8%)	957	1,271	33%

Total Retirement
401(k) Annuity	971	971	1,382	1,075	1,066	10%	(1%)	3,228	3,523	9%
403(b)/457 Annuity	326	337	400	396	393	21%	(1%)	945	1,189	26%

Total Retirement Plans Annuity deposits	1,297	1,308	1,782	1,471	1,459	12%	(1%)	4,173	4,712	13%
Mutual funds [1]	100	115	467	879	875	NM	—	322	2,221	NM

Total Retirement Plans Deposits	1,397	1,423	2,249	2,350	2,334	67%	(1%)	4,495	6,933	54%

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2007	2007	2008	2008	2008	Change	Change
401(k)
General account	$1,314	$1,298	$1,354	$1,365	$1,446	10%	6%
Non-guaranteed separate account	13,371	13,433	13,059	13,467	12,290	(8%)	(9%)

Total 401(k) — Annuity account value	$14,685	$14,731	$14,413	$14,832	$13,736	(6%)	(7%)
Mutual fund assets [1]	1,389	1,428	20,005	19,748	18,022	NM	(9%)

Total 401(k) Assets Under Management	$16,074	$16,159	$34,418	$34,580	$31,758	98%	(8%)

403(b)/457
General account	$4,610	$4,627	$4,850	$5,022	$5,238	14%	4%
Non-guaranteed separate account	7,876	7,736	7,076	7,175	6,194	(21%)	(14%)

Total 403(b)/457 - Annuity account value	$12,486	$12,363	$11,926	$12,197	$11,432	(8%)	(6%)
Mutual fund assets	20	26	66	106	104	NM	(2%)

Total 403(b)/457 Assets Under Management	$12,506	$12,389	$11,992	$12,303	$11,536	(8%)	(6%)

TOTAL RETIREMENT
General account	$5,924	$5,925	$6,204	$6,387	$6,684	13%	5%
Non-guaranteed separate account	21,247	21,169	20,135	20,642	18,484	(13%)	(10%)

Total Retirement Plans account value	$27,171	$27,094	$26,339	$27,029	$25,168	(7%)	(7%)
Mutual fund assets [1]	1,409	1,454	20,071	19,854	18,126	NM	(9%)

Total Retirement Plans Assets Under Management	$28,580	$28,548	$46,410	$46,883	$43,294	51%	(8%)

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [2]	$—	$—	$5,666	$6,282	$5,853	—	(7%)
Number of Participants [3]	—	—	142,537	155,618	155,373	—	—

[1]	Prior to March 31, 2008, 401(k) mutual fund assets were predominantly comprised of The Hartford’s 401(k) plan. During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

[2]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[3]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
401(k) GROUP ANNUITY
ACCOUNT VALUE [1]
Beginning balance	$14,058	$14,685	$14,731	$14,413	$14,832
Deposits	971	971	1,382	1,075	1,066
Surrenders	(599)	(673)	(617)	(591)	(610)
Death benefits/annuity payouts	(10)	(8)	(9)	(11)	(10)

Net Flows	362	290	756	473	446
Change in market value/change in reserve/interest credited	265	(244)	(1,074)	(54)	(1,542)

Ending balance	$14,685	$14,731	$14,413	$14,832	$13,736

403(b)/457 GROUP ANNUITY
ACCOUNT VALUE [1]
Beginning balance	$12,197	$12,486	$12,363	$11,926	$12,197
Deposits	326	337	400	396	393
Surrenders	(306)	(393)	(244)	(245)	(240)
Death benefits/annuity payouts	(12)	(12)	(12)	(13)	(12)

Net Flows	8	(68)	144	138	141
Change in market value/change in reserve/interest credited	281	(55)	(581)	133	(906)

Ending balance	$12,486	$12,363	$11,926	$12,197	$11,432

MUTUAL FUND ASSETS [2] [3]
Beginning balance	$1,329	$1,409	$1,454	$20,071	$19,854
Deposits	100	115	467	879	875
Surrenders	(82)	(83)	(345)	(1,109)	(836)

Net Flows	18	32	122	(230)	39
Acquisitions [4]	—	—	18,725	—	—
Change in market value/change in reserve/interest credited	62	13	(230)	13	(1,767)

Ending balance	$1,409	$1,454	$20,071	$19,854	$18,126

TOTAL RETIREMENT
Beginning balance	$27,584	$28,580	$28,548	$46,410	$46,883
Deposits	1,397	1,423	2,249	2,350	2,334
Surrenders	(987)	(1,149)	(1,206)	(1,945)	(1,686)
Death benefits/annuity payouts	(22)	(20)	(21)	(24)	(22)

Net Flows	388	254	1,022	381	626
Acquisitions [4]	—	—	18,725	—	—
Change in market value/change in reserve/interest credited	608	(286)	(1,885)	92	(4,215)

Ending balance	$28,580	$28,548	$46,410	$46,883	$43,294

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
ASO fees	$8	$9	$9	$9	$9	13%	—	$25	$27	8%
Other fees	—	1	(1)	1	—	—	(100%)	—	—	—

Total fee income	8	10	8	10	9	13%	(10%)	25	27	8%

Direct premiums	996	1,015	1,031	1,060	1,061	7%	—	3,053	3,152	3%
Reinsurance premiums	57	39	35	30	39	(32%)	30%	159	104	(35%)

Net premiums	1,053	1,054	1,066	1,090	1,100	4%	1%	3,212	3,256	1%

Total premiums and other considerations	1,061	1,064	1,074	1,100	1,109	5%	1%	3,237	3,283	1%

Net investment income
Net investment income on G/A assets	96	96	88	95	92	(4%)	(3%)	293	275	(6%)
Net investment income on assigned capital	19	19	18	18	19	—	6%	57	55	(4%)

Total net investment income	115	115	106	113	111	(3%)	(2%)	350	330	(6%)
Net realized capital gains (losses) — core	3	4	—	—	(1)	NM	—	3	(1)	NM

Total core revenues	1,179	1,183	1,180	1,213	1,219	3%	—	3,590	3,612	1%
Net realized losses, before tax and DAC, excluded from core revenues	(13)	(20)	(36)	(37)	(440)	NM	NM	(17)	(513)	NM

Total revenues	1,166	1,163	1,144	1,176	779	(33%)	(34%)	3,573	3,099	(13%)

Benefits and Expenses
Benefits and losses
Death benefits	265	261	290	316	321	21%	2%	798	927	16%
Other contract benefits [1]	475	497	475	469	463	(3%)	(1%)	1,433	1,407	(2%)
Change in reserve [1]	25	(13)	23	26	(4)	NM	NM	133	45	(66%)

Total benefits and losses	765	745	788	811	780	2%	(4%)	2,364	2,379	1%

Other insurance expenses
Commissions & wholesaling expenses	135	144	148	128	144	7%	13%	438	420	(4%)
Operating expenses	137	150	135	145	134	(2%)	(8%)	399	414	4%
Premium taxes and other expenses	22	22	19	12	21	(5%)	75%	51	52	2%

Subtotal — expenses before deferral	294	316	302	285	299	2%	5%	888	886	—
Deferred policy acquisition costs	(21)	(21)	(17)	(15)	(16)	24%	(7%)	(52)	(48)	8%

Total other insurance expense	273	295	285	270	283	4%	5%	836	838	—
Amortization of deferred policy acquisition costs	13	14	13	14	15	15%	7%	48	42	(13%)

Total benefits and expenses	1,051	1,054	1,086	1,095	1,078	3%	(2%)	3,248	3,259	—

Core earnings before income taxes	128	129	94	118	141	10%	19%	342	353	3%
Income tax expense	36	37	24	33	41	14%	24%	96	98	2%

Core earnings	92	92	70	85	100	9%	18%	246	255	4%
Net realized losses, net of tax and DAC, excluded from core earnings	(9)	(12)	(24)	(23)	(286)	NM	NM	(11)	(333)	NM

Net income	$83	$80	$46	$62	$(186)	NM	NM	$235	$(78)	NM

After-Tax Profit as % of Revenues
Core earnings	7.8%	7.8%	5.9%	7.0%	8.2%	0.4	1.2	6.9%	7.1%	0.2
Net income	7.1%	6.9%	4.0%	5.3%	(23.9%)	(31.0)	(29.2)	6.6%	(2.5%)	(9.1)

[1]	During the three months ended December 31, 2007, a reserve commutation of approximately $30 reduced change in reserve and correspondingly increased other contract benefits upon settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$459	$466	$480	$497	$490	7%	(1%)	$1,392	$1,467	5%
Group life	482	488	508	526	534	11%	2%	1,438	1,568	9%
Other	112	99	78	67	75	(33%)	12%	356	220	(38%)

Total fully insured — ongoing premiums	1,053	1,053	1,066	1,090	1,099	4%	1%	3,186	3,255	2%

Total buyouts [1]	—	1	—	—	1	—	—	26	1	(96%)

Total premiums	1,053	1,054	1,066	1,090	1,100	4%	1%	3,212	3,256	1%
Group disability — premium equivalents [2]	85	78	85	85	85	—	—	254	255	—

Total premiums and premium equivalent	$1,138	$1,132	$1,151	$1,175	$1,185	4%	1%	$3,466	$3,511	1%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$54	$54	$190	$54	$66	22%	22%	$271	$310	14%
Group life	67	75	186	76	87	30%	14%	289	349	21%
Other	4	11	5	5	5	25%	—	70	15	(79%)

Total fully insured — ongoing sales	125	140	381	135	158	26%	17%	630	674	7%

Total buyouts [1]	—	—	—	—	1	—	—	26	1	(96%)

Total sales	125	140	381	135	159	27%	18%	656	675	3%
Group disability premium equivalents [2]	22	17	95	6	7	(68%)	17%	89	108	21%

Total sales and premium equivalents	$147	$157	$476	$141	$166	13%	18%	$745	$783	5%

RATIOS [3]
Loss Ratio	72.1%	70.0%	73.4%	73.7%	70.3%	(1.8)	(3.4)	72.8%	72.5%	(0.3)
Expense Ratio	27.0%	29.1%	27.7%	25.8%	26.9%	(0.1)	1.1	27.5%	26.8%	(0.7)

GAAP RESERVES [4]
Group disability	$4,667	$4,616	$4,657	$4,699	$4,717	1%	—
Group life	1,281	1,315	1,320	1,331	1,319	3%	(1%)
Other	168	176	146	112	98	(42%)	(13%)

Total GAAP reserves	$6,116	$6,107	$6,123	$6,142	$6,134	—	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended September 30, December 31, 2007, March 31, June 30 and September 30, 2008 are net of reinsurance recoverables of $221, $261, $252, $241 and $243, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Months	3 Months	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
CORE EARNINGS
Japan operations	$88	$68	$70	$64	$(59)	NM	NM	$213	$75	(65%)
Other international operations	(9)	(7)	(3)	—	(16)	(78%)	—	(20)	(19)	5%

Core earnings (loss)	$79	$61	$67	$64	$(75)	NM	NM	$193	$56	(71%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	11	(23)	(59)	8	(32)	NM	NM	(8)	(83)	NM

Net income (loss)	$90	$38	$8	$72	$(107)	NM	NM	$185	$(27)	NM

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,803	$1,086	$944	$863	$868	(52%)	1%	$5,235	$2,675	(49%)
Fixed MVA	24	20	172	149	231	NM	55%	64	552	NM

Total deposits by product	$1,827	$1,106	$1,116	$1,012	$1,099	(40%)	9%	$5,299	$3,227	(39%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥212,415	¥122,808	¥99,140	¥90,334	¥93,342	(56%)	3%	¥623,899	¥282,816	(55%)
Fixed MVA	2,792	2,293	17,558	15,609	24,985	NM	60%	7,576	58,152	NM

Total deposits by product	¥215,207	¥125,101	¥116,698	¥105,943	¥118,327	(45%)	12%	¥631,475	¥340,968	(46%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$1,386	$646	$520	$469	$383	(72%)	(18%)	$3,852	$1,372	(64%)
Fixed MVA	12	5	143	128	196	NM	53%	22	467	NM

Total net flows by product	$1,398	$651	$663	$597	$579	(59%)	(3%)	$3,874	$1,839	(53%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥163,067	¥73,035	¥54,447	¥49,111	¥41,213	(75%)	(16%)	¥458,435	¥144,771	(68%)
Fixed MVA	1,354	636	14,580	13,396	21,193	NM	58%	2,532	49,169	NM

Total net flows by product	¥164,421	¥73,671	¥69,027	¥62,507	¥62,406	(62%)	—	¥460,967	¥193,940	(58%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$34,888	$35,793	$36,777	$35,910	$32,706	(6%)	(9%)
Fixed MVA	1,785	1,844	2,198	2,212	2,416	35%	9%

Total AUM by product	$36,673	$37,637	$38,975	$38,122	$35,122	(4%)	(8%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥4,012,693	¥3,998,563	¥3,660,549	¥3,806,639	¥3,472,208	(13%)	(9%)
Fixed MVA	205,275	206,028	218,854	234,442	256,542	25%	9%

Total AUM by product	¥4,217,968	¥4,204,591	¥3,879,403	¥4,041,081	¥3,728,750	(12%)	(8%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$197	$209	$209	$214	$205	4%	(4%)	$556	$628	13%
Other fees	13	15	18	16	10	(23%)	(38%)	45	44	(2%)

Total fee income	210	224	227	230	215	2%	(7%)	601	672	12%

Reinsurance premiums	(3)	(3)	(2)	(3)	(2)	33%	33%	(8)	(7)	13%

Total premiums and other considerations	207	221	225	227	213	3%	(6%)	593	665	12%

Net investment income
Net investment income on G/A assets	31	29	25	24	27	(13%)	13%	88	76	(14%)
Net investment income on assigned capital	—	1	1	1	2	—	100%	2	4	100%

Total net investment income	31	30	26	25	29	(6%)	16%	90	80	(11%)
Net realized capital losses — core	(16)	(16)	(7)	(11)	(8)	50%	27%	(52)	(26)	50%

Total core revenues	222	235	244	241	234	5%	(3%)	631	719	14%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	17	(33)	(108)	3	(43)	NM	NM	(10)	(148)	NM

Total revenues	239	202	136	244	191	(20%)	(22%)	621	571	(8%)

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	(6)	6	8	6	146	NM	NM	(2)	160	NM
Sales inducements	1	—	—	—	1	—	—	1	1	—
Interest credited on G/A assets	6	7	8	8	9	50%	13%	18	25	39%

Total benefits and losses	1	13	16	14	156	NM	NM	17	186	NM

Other insurance expenses
Commissions & wholesaling expenses	120	78	73	70	73	(39%)	4%	345	216	(37%)
Operating expenses	46	50	40	46	43	(7%)	(7%)	117	129	10%
Premium taxes and other expenses	6	7	9	5	11	83%	120%	24	25	4%

Subtotal — expenses before deferral	172	135	122	121	127	(26%)	5%	486	370	(24%)
Deferred policy acquisition costs	(121)	(80)	(69)	(63)	(67)	45%	(6%)	(349)	(199)	43%

Total other insurance expense	51	55	53	58	60	18%	3%	137	171	25%
Amortization of deferred policy acquisition costs [1]	34	62	68	70	109	NM	56%	149	247	66%

Total benefits and expenses	86	130	137	142	325	NM	129%	303	604	99%

Core earnings (loss) before income taxes	136	105	107	99	(91)	NM	NM	328	115	(65%)
Income tax expense (benefit) [1]	48	37	37	35	(32)	NM	NM	115	40	(65%)

Core earnings (loss) [1]	88	68	70	64	(59)	NM	NM	213	75	(65%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	10	(20)	(56)	5	(22)	NM	NM	(8)	(73)	NM

Net Income (loss) [1]	$98	$48	$14	$69	$(81)	NM	NM	$205	$2	(99%)

RETURN ON ASSETS (After-tax bps)
Core earnings	100.0	73.2	73.1	66.4	(64.4)	NM	NM	83.5	27.5	(67%)
Net income	111.4	51.7	14.6	71.6	(88.5)	NM	NM	80.4	0.7	(99%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $22. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $123 and $115, respectively. The effect on each income statement line item is as follows:

	September 30, 2007	September 30, 2008
Other Fees	$—	$(7)
Death and other benefits	(9)	139
Sales Inducements	—	1
Amortization of deferred policy acquisition costs	(25)	42
Income tax expense (benefit)	12	(66)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
VARIABLE ANNUITIES
Beginning balance	$32,050	$34,888	$35,793	$36,777	$35,910
Deposits/Premiums/other	1,803	1,086	944	863	868
Surrenders	(309)	(321)	(298)	(272)	(370)
Death benefits/annuitizations/other	(108)	(119)	(126)	(122)	(115)

Net Flows	1,386	646	520	469	383
Change in market value/currency/change in reserve/interest credited	(893)	(801)	(3,722)	976	(3,508)
Effect of currency translation	2,345	1,060	4,186	(2,312)	(79)

Ending balance	$34,888	$35,793	$36,777	$35,910	$32,706

FIXED MVA AND OTHER
Beginning balance	$1,658	$1,785	$1,844	$2,198	$2,212
Deposits/Premiums/other	24	20	172	149	231
Surrenders	(4)	(8)	(12)	(7)	(17)
Death benefits/annuitizations/other	(8)	(7)	(17)	(14)	(18)

Net Flows	12	5	143	128	196
Change in market value/currency/change in reserve/interest credited	(7)	1	(17)	21	9
Effect of currency translation	122	53	228	(135)	(1)

Ending balance	$1,785	$1,844	$2,198	$2,212	$2,416

TOTAL JAPAN
Beginning balance	$33,708	$36,673	$37,637	$38,975	$38,122
Deposits/Premiums/other	1,827	1,106	1,116	1,012	1,099
Surrenders	(313)	(329)	(310)	(279)	(387)
Death benefits/annuitizations/other	(116)	(126)	(143)	(136)	(133)

Net Flows	1,398	651	663	597	579
Change in market value/change in reserve/interest credited	(900)	(800)	(3,739)	997	(3,499)
Effect of currency translation	2,467	1,113	4,414	(2,447)	(80)

Ending balance	$36,673	$37,637	$38,975	$38,122	$35,122

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
VARIABLE ANNUITIES
Beginning balance	¥3,958,157	¥4,012,693	¥3,998,563	¥3,660,549	¥3,806,639

Deposits/Premiums/other	212,415	122,808	99,140	90,334	93,342
Surrenders	(36,607)	(36,261)	(31,364)	(28,471)	(39,753)
Death benefits/annuitizations/other	(12,741)	(13,512)	(13,329)	(12,752)	(12,376)

Net Flows	163,067	73,035	54,447	49,111	41,213
Change in market value/change in reserve/interest credited	(108,531)	(87,165)	(392,461)	96,979	(375,644)

Ending balance	4,012,693	3,998,563	3,660,549	3,806,639	3,472,208

FIXED MVA AND OTHER
Beginning balance	204,729	205,275	206,028	218,854	234,442

Deposits/Premiums/other	2,792	2,293	17,558	15,609	24,985
Surrenders	(529)	(904)	(1,245)	(744)	(1,845)
Death benefits/annuitizations/other	(909)	(753)	(1,733)	(1,469)	(1,947)

Net Flows	1,354	636	14,580	13,396	21,193
Change in market value/change in reserve/interest credited	753	767	790	884	1,011
Effect of currency translation on USD Fixed Annuity products	(1,561)	(650)	(2,544)	1,308	(104)

Ending balance	205,275	206,028	218,854	234,442	256,542

TOTAL JAPAN
Beginning balance	4,162,886	4,217,968	4,204,591	3,879,403	4,041,081

Deposits/Premiums/other	215,207	125,101	116,698	105,943	118,327
Surrenders	(37,136)	(37,165)	(32,609)	(29,215)	(41,598)
Death benefits/annuitizations/other	(13,650)	(14,265)	(15,062)	(14,221)	(14,323)

Net Flows	164,421	73,671	69,027	62,507	62,406
Change in market value/change in reserve/interest credited	(107,778)	(86,398)	(391,671)	97,863	(374,633)
Effect of currency translation on USD Fixed Annuity products	(1,561)	(650)	(2,544)	1,308	(104)

Ending balance	¥4,217,968	¥4,204,591	¥3,879,403	¥4,041,081	¥3,728,750

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$20	$21	$19	$20	$18	(10%)	(10%)	$52	$57	10%
Cost of insurance charges	20	10	17	16	13	(35%)	(19%)	52	46	(12%)
Mutual fund and other fees	57	9	5	2	9	(84%)	NM	107	16	(85%)

Total fee income	97	40	41	38	40	(59%)	5%	211	119	(44%)

Direct premiums	411	217	188	242	241	(41%)	—	770	671	(13%)

Total premiums and other considerations	508	257	229	280	281	(45%)	—	981	790	(19%)

Net investment income
Net investment income on G/A assets	311	312	284	269	231	(26%)	(14%)	894	784	(12%)
Net investment income on assigned capital	9	9	9	9	8	(11%)	(11%)	25	26	4%
Charge for invested capital	—	1	1	1	1	—	—	—	3	—

Total net investment income	320	322	294	279	240	(25%)	(14%)	919	813	(12%)

Net realized capital gains — core	1	1	—	—	1	—	—	1	1	—

Total core revenues	829	580	523	559	522	(37%)	(7%)	1,901	1,604	(16%)

Net realized losses, before tax and DAC, excluded from core revenues	(47)	(120)	(219)	(87)	(606)	NM	NM	(70)	(912)	NM

Total revenues	782	460	304	472	(84)	NM	NM	1,831	692	(62%)

Benefits and Expenses
Benefits and losses
Death benefits	22	11	17	13	12	(45%)	(8%)	60	42	(30%)
Other contract benefits	107	117	113	120	120	12%	—	307	353	15%
Change in reserve	396	192	177	220	221	(44%)	—	724	618	(15%)
Interest credited on G/A assets	167	171	151	135	132	(21%)	(2%)	492	418	(15%)

Total benefits and losses	692	491	458	488	485	(30%)	(1%)	1,583	1,431	(10%)

Other insurance expenses
Commissions & wholesaling expenses	15	15	14	15	19	27%	27%	48	48	—
Operating expenses	19	23	20	25	22	16%	(12%)	56	67	20%
Premium taxes and other expenses	56	7	3	(1)	2	(96%)	NM	86	4	(95%)

Subtotal — expenses before deferral	90	45	37	39	43	(52%)	10%	190	119	(37%)
Deferred policy acquisition costs	(9)	(9)	(9)	(9)	(8)	11%	11%	(41)	(26)	37%

Total other insurance expense	81	36	28	30	35	(57%)	17%	149	93	(38%)

Amortization of deferred policy acquisition costs [1]	2	4	6	5	5	150%	—	19	16	(16%)

Total benefits and expenses	775	531	492	523	525	(32%)	—	1,751	1,540	(12%)

Core earnings (loss) before income taxes	54	49	31	36	(3)	NM	NM	150	64	(57%)
Income tax expense (benefit)	16	14	9	9	(4)	NM	NM	45	14	(69%)

Core earnings [1]	38	35	22	27	1	(97%)	(96%)	105	50	(52%)
Net realized losses, net of tax and DAC, excluded from core earnings	(30)	(78)	(142)	(57)	(394)	NM	NM	(45)	(593)	NM

Net income (loss) [1]	$8	$(43)	$(120)	$(30)	$(393)	NM	NM	$60	$(543)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	26.1	23.0	14.3	17.4	0.7	(98%)	(96%)	25.1	10.9	(57%)
Net income (loss)	5.5	(28.2)	(78.0)	(19.4)	(255.6)	NM	NM	14.4	(118.5)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax. There was no DAC unlock impact in the three months ended September 30, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Institutional
Structured settlements	235	$267	$211	$200	$230	(2%)	15%	799	$641	(20%)
Institutional annuities	257	10	23	38	25	(90%)	(34%)	305	86	(72%)
Guaranteed interest products	831	115	721	552	168	(80%)	(70%)	2,470	1,441	(42%)
Other	58	114	53	119	112	93%	(6%)	267	284	6%

Subtotal	1,381	506	1,008	909	535	(61%)	(41%)	3,841	2,452	(36%)
Mutual funds	571	504	583	383	282	(51%)	(26%)	1,178	1,248	6%

Total Institutional	1,952	1,010	1,591	1,292	817	(58%)	(37%)	5,019	3,700	(26%)

Private Placement Life Insurance
Corporate owned	2,569	450	57	64	17	(99%)	(73%)	4,745	138	(97%)
Private clients	10	4	13	22	16	60%	(27%)	20	51	155%

Total Private Placement Life Insurance	2,579	454	70	86	33	(99%)	(62%)	4,765	189	(96%)

Total Institutional Solutions Group	$4,531	$1,464	$1,661	$1,378	$850	(81%)	(38%)	$9,784	$3,889	(60%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2007	2007	2008	2008	2008	Change	Change
INSTITUTIONAL
General account	$19,701	$19,731	$20,197	$20,593	$19,923	1%	(3%)
Guaranteed separate account	413	421	412	402	384	(7%)	(4%)
Non-guaranteed separate account	4,927	4,951	4,675	4,551	4,189	(15%)	(8%)

Total Institutional account value	25,041	25,103	25,284	25,546	24,496	(2%)	(4%)
Mutual fund assets	3,398	3,581	3,489	3,844	3,325	(2%)	(14%)

Total Institutional Assets Under Management	$28,439	$28,684	$28,773	$29,390	$27,821	(2%)	(5%)

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2	$4	$5	$5	$6	NM	20%
Non-guaranteed separate account	32,039	32,788	32,779	32,939	32,860	3%	—

Total Private Placement Life Insurance account value	32,041	32,792	32,784	32,944	32,866	3%	—

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$19,703	$19,735	$20,202	$20,598	$19,929	1%	(3%)
Guaranteed separate account	413	421	412	402	384	(7%)	(4%)
Non-guaranteed separate account	36,966	37,739	37,454	37,490	37,049	—	(1%)

Total Institutional Solutions Group account value	57,082	57,895	58,068	58,490	57,362	—	(2%)
Mutual fund assets	3,398	3,581	3,489	3,844	3,325	(2%)	(14%)

Total Institutional Solutions Group Assets Under Management	$60,480	$61,476	$61,557	$62,334	$60,687	—	(3%)

BY PRODUCT
Institutional
Structured settlements	$6,063	$6,322	$6,530	$6,729	$6,962	15%	3%
Institutional annuities	3,114	3,113	3,108	3,118	3,089	(1%)	(1%)
Guaranteed interest products	10,676	10,421	10,644	10,741	9,760	(9%)	(9%)
Other	5,188	5,247	5,002	4,958	4,685	(10%)	(6%)

Total Institutional	25,041	25,103	25,284	25,546	24,496	(2%)	(4%)

Private Placement Life Insurance	32,041	32,792	32,784	32,944	32,866	3%	—

Total Institutional Solutions Group account value	57,082	57,895	58,068	58,490	57,362	—	(2%)

Institutional Mutual Fund Assets	3,398	3,581	3,489	3,844	3,325	(2%)	(14%)

Total Institutional Solutions Group Assets Under Management	$60,480	$61,476	$61,557	$62,334	$60,687	—	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2007	2007	2008	2008	2008
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$24,127	$25,041	$25,103	$25,284	$25,546
Deposits	1,381	506	1,008	909	535
Surrenders	(730)	(572)	(695)	(626)	(1,294)
Death benefits/annuity payouts	(150)	(161)	(160)	(171)	(201)

Net Flows	501	(227)	153	112	(960)
Change in market value/change in reserve/interest credited	413	289	28	150	(90)

Ending balance	$25,041	$25,103	$25,284	$25,546	$24,496

INSTITUTIONAL MUTUAL FUND ASSETS [2]
Beginning balance	$2,956	$3,398	$3,581	$3,489	$3,844
Deposits	571	504	583	383	282
Surrenders	(224)	(273)	(285)	(201)	(228)

Net Flows	347	231	298	182	54
Change in market value/change in reserve/interest credited	95	(48)	(390)	173	(573)

Ending balance	$3,398	$3,581	$3,489	$3,844	$3,325

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$29,053	$32,041	$32,792	$32,784	$32,944
Deposits	2,579	454	70	86	33
Surrenders	(2)	(29)	(17)	(20)	(27)
Death benefits/annuity payouts	(11)	(27)	(25)	(47)	(16)

Net Flows	2,566	398	28	19	(10)
Change in market value/change in reserve/interest credited	462	372	18	197	(42)
Other [3]	(40)	(19)	(54)	(56)	(26)

Ending balance	$32,041	$32,792	$32,784	$32,944	$32,866

INSTITUTIONAL SOLUTIONS GROUP
Beginning balance	$56,136	$60,480	$61,476	$61,557	$62,334
Deposits	4,531	1,464	1,661	1,378	850
Surrenders	(956)	(874)	(997)	(847)	(1,549)
Death benefits/annuity payouts	(161)	(188)	(185)	(218)	(217)

Net Flows	3,414	402	479	313	(916)
Change in market value/change in reserve/interest credited	970	613	(344)	520	(705)
Other [3]	(40)	(19)	(54)	(56)	(26)

Ending balance	$60,480	$61,476	$61,557	$62,334	$60,687

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,630	$2,513	$2,586	$2,585	$2,593	(1%)	—	$7,927	$7,764	(2%)
Earned premiums	2,628	2,623	2,614	2,586	2,568	(2%)	(1%)	7,873	7,768	(1%)
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	78	30	105	18	(45)	NM	NM	292	78	(73%)
Small Commercial	119	204	119	69	82	(31%)	19%	304	270	(11%)
Middle Market	22	55	51	1	(38)	NM	NM	89	14	(84%)
Specialty Commercial	6	(55)	43	20	(43)	NM	NM	50	20	(60%)

Ongoing Operations underwriting results	225	234	318	108	(44)	NM	NM	735	382	(48%)
Other Operations [1]	(43)	(23)	(19)	(58)	(61)	(42%)	(5%)	(187)	(138)	26%

Total Property & Casualty underwriting results	$182	$211	$299	$50	$(105)	NM	NM	$548	$244	(55%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	64.5	65.2	62.2	63.4	63.8	0.7	(0.4)	63.3	63.1	0.2
Current accident year catastrophes [3]	1.2	2.5	1.9	6.6	12.7	(11.5)	(6.1)	1.4	7.0	(5.6)
Prior accident years [4]	(0.4)	(4.8)	(2.0)	(1.5)	(2.8)	2.4	1.3	(0.2)	(2.1)	1.9

Total losses and loss adjustment expenses	65.3	62.8	62.2	68.5	73.7	(8.4)	(5.2)	64.5	68.1	(3.6)
Expenses [5]	25.9	27.3	25.5	26.5	27.3	(1.4)	(0.8)	25.9	26.4	(0.5)
Policyholder dividends [6]	0.2	0.9	0.2	0.8	0.7	(0.5)	0.1	0.2	0.5	(0.3)

Combined ratio	91.4	91.1	87.8	95.8	101.7	(10.3)	(5.9)	90.7	95.1	(4.4)

Catastrophes
Current year	1.2	2.5	1.9	6.6	12.7	(11.5)	(6.1)	1.4	7.0	(5.6)
Prior year	0.3	0.2	(0.4)	—	(0.2)	0.5	0.2	0.1	(0.2)	0.3

Catastrophe ratio	1.5	2.6	1.5	6.6	12.5	(11.0)	(5.9)	1.5	6.8	(5.3)

Combined ratio before catastrophes	89.9	88.4	86.4	89.2	89.2	0.7	—	89.2	88.2	1.0

Combined ratio before catastrophes and prior year development	90.6	93.4	87.9	90.7	91.8	(1.2)	(1.1)	89.5	90.1	(0.6)

Total Property & Casualty Income and ROE
Net income (loss)	$353	$349	$326	$249	$(774)	NM	NM	$1,158	$(199)	NM
Core earnings	$405	$414	$426	$283	$156	(61%)	(45%)	$1,215	$865	(29%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	23.7%	23.2%	22.7%	20.0%	18.1%	(5.6)	(1.9)
Other Operations	5.2%	4.4%	4.6%	10.7%	7.9%	2.7	(2.8)
Total Property & Casualty	21.9%	21.4%	21.1%	19.2%	17.2%	(4.7)	(2.0)

	PROPERTY & CASUALTY
	Dec. 31,	Sept. 30,
	2007	2008	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.5	$6.9	$(1.6)
Total Property and Casualty premium to adjusted surplus ratio	1.2	1.5	0.3

[1]	The nine months ended September 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

[2]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling 0.4 points, related to Personal Lines auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The three months ended September 30, 2008 included an assessment from the Texas Windstorm Insurance Association totaling 0.8 points, primarily related to hurricane Ike.

[6]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of 0.8 points, 0.6 points and 0.4 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,630	$2,513	$2,586	$2,585	$2,593	(1%)	—	$7,927	$7,764	(2%)
Change in unearned premium reserve	2	(110)	(28)	(1)	25	NM	NM	54	(4)	NM

Earned premiums	2,628	2,623	2,614	2,586	2,568	(2%)	(1%)	7,873	7,768	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,695	1,708	1,625	1,639	1,638	(3%)	—	4,984	4,902	(2%)
Current accident year catastrophes [2]	32	65	50	171	325	NM	90%	112	546	NM
Prior accident years [3]	28	(106)	(36)	16	(14)	NM	NM	154	(34)	NM

Total losses and loss adjustment expenses	1,755	1,667	1,639	1,826	1,949	11%	7%	5,250	5,414	3%

Underwriting expenses [4]	686	721	671	690	707	3%	2%	2,056	2,068	1%
Dividends to policyholders [5]	5	24	5	20	17	NM	(15%)	19	42	121%

Underwriting results	182	211	299	50	(105)	NM	NM	548	244	(55%)

Net servicing income	16	11	(1)	8	14	(13%)	75%	41	21	(49%)
Net investment income [6]	407	421	365	391	335	(18%)	(14%)	1,266	1,091	(14%)
Periodic net coupon settlements on credit derivatives, before-tax	5	4	2	1	2	(60%)	100%	11	5	(55%)
Other expenses	(64)	(67)	(59)	(65)	(57)	11%	12%	(182)	(181)	1%
Income tax expense	(141)	(166)	(180)	(102)	(33)	77%	68%	(469)	(315)	33%

Core earnings	405	414	426	283	156	(61%)	(45%)	1,215	865	(29%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(52)	(65)	(100)	(34)	(930)	NM	NM	(57)	(1,064)	NM

Net income (loss)	$353	$349	$326	$249	$(774)	NM	NM	$1,158	$(199)	NM

Total Property & Casualty effective tax rate — net income	24.2%	27.4%	27.9%	25.1%	37.6%	13.4	12.5	27.5%	56.3%	28.8
Total Property & Casualty effective tax rate — core earnings	25.8%	28.7%	29.7%	26.4%	17.6%	(8.2)	(8.8)	27.8%	26.7%	(1.1)

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The nine months ended September 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three and nine months ended September 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,628	$2,511	$2,584	$2,583	$2,592	(1%)	—	$7,924	$7,759	(2%)
Change in unearned premium reserve	2	(110)	(29)	(1)	25	NM	NM	54	(5)	NM

Earned premiums	2,626	2,621	2,613	2,584	2,567	(2%)	(1%)	7,870	7,764	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,695	1,708	1,625	1,639	1,638	(3%)	—	4,984	4,902	(2%)
Current accident year catastrophes [2]	32	65	50	171	325	NM	90%	112	546	NM
Prior accident years [3]	(11)	(126)	(51)	(39)	(70)	NM	(79%)	(19)	(160)	NM

Total losses and loss adjustment expenses	1,716	1,647	1,624	1,771	1,893	10%	7%	5,077	5,288	4%

Underwriting expenses [4]	680	716	666	685	701	3%	2%	2,039	2,052	1%
Dividends to policyholders [5]	5	24	5	20	17	NM	(15%)	19	42	121%

Underwriting results	225	234	318	108	(44)	NM	NM	735	382	(48%)

Net servicing income	16	11	(1)	8	14	(13%)	75%	41	21	(49%)
Net investment income [6]	346	357	310	334	285	(18%)	(15%)	1,082	929	(14%)
Periodic net coupon settlements on credit derivatives, before-tax	5	4	2	1	2	(60%)	100%	11	5	(55%)
Other expenses	(63)	(69)	(57)	(65)	(58)	8%	11%	(179)	(180)	(1%)
Income tax expense	(138)	(155)	(172)	(105)	(39)	72%	63%	(481)	(316)	34%

Core earnings	391	382	400	281	160	(59%)	(43%)	1,209	841	(30%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(50)	(59)	(88)	(35)	(826)	NM	NM	(55)	(949)	NM

Net income (loss)	$341	$323	$312	$246	$(666)	NM	NM	$1,154	$(108)	NM

Ongoing Operations effective tax rate — net income	24.5%	27.6%	28.4%	26.0%	37.8%	13.3	11.8	28.1%	64.4%	36.3
Ongoing Operations effective tax rate — core earnings	26.1%	28.9%	30.0%	27.3%	19.8%	(6.3)	(7.5)	28.5%	27.3%	(1.2)

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three and nine months ended September 30, 2008 included reserve releases of $48 and $106, respectively, related to Small Commercial and Middle Market workers’ compensation claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three and nine months ended September 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,024	$652	$555	$361	$2,592
Change in unearned premium reserve	46	(26)	2	3	25

Earned premiums	978	678	553	358	2,567

Losses and loss adjustment expenses
Current accident year before catastrophes	634	380	377	247	1,638
Current accident year catastrophes	168	49	64	44	325
Prior accident years	(9)	(46)	(17)	2	(70)

Total losses and loss adjustment expenses	793	383	424	293	1,893

Underwriting expenses	230	204	163	104	701
Dividends to policyholders	—	9	4	4	17

Underwriting results	$(45)	$82	$(38)	$(43)	$(44)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.7	56.3	68.1	68.6	63.8
Current accident year catastrophes	17.2	7.0	11.5	12.6	12.7
Prior accident years [1]	(0.9)	(6.8)	(3.2)	0.5	(2.8)

Total losses and loss adjustment expenses	81.1	56.5	76.5	81.7	73.7

Expenses	23.5	30.1	29.6	29.0	27.3
Policyholder dividends	—	1.3	0.8	1.3	0.7

Combined ratio	104.6	87.9	106.8	111.9	101.7

Catastrophes
Current year	17.2	7.0	11.5	12.6	12.7
Prior year	0.8	(0.5)	(1.1)	(0.7)	(0.2)

Catastrophe ratio	18.1	6.5	10.4	11.9	12.5

Combined ratio before catastrophes	86.5	81.4	96.4	100.0	89.2

Combined ratio before catastrophes and prior year development	88.3	87.7	98.5	98.8	91.8

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$2,989	$2,074	$1,616	$1,080	$7,759
Change in unearned premium reserve	48	26	(72)	(7)	(5)

Earned premiums	2,941	2,048	1,688	1,087	7,764

Losses and loss adjustment expenses
Current accident year before catastrophes	1,914	1,130	1,118	740	4,902
Current accident year catastrophes	295	93	106	52	546
Prior accident years	(16)	(50)	(55)	(39)	(160)

Total losses and loss adjustment expenses	2,193	1,173	1,169	753	5,288

Underwriting expenses	670	592	486	304	2,052
Dividends to policyholders	—	13	19	10	42

Underwriting results	$78	$270	$14	$20	$382

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.1	55.2	66.3	67.9	63.1
Current accident year catastrophes	10.0	4.5	6.3	4.9	7.0
Prior accident years [1]	(0.6)	(2.4)	(3.3)	(3.6)	(2.1)

Total losses and loss adjustment expenses	74.6	57.2	69.2	69.3	68.1

Expenses	22.8	28.9	28.8	28.0	26.4
Policyholder dividends	—	0.6	1.1	0.9	0.5

Combined ratio	97.3	86.8	99.2	98.1	95.1

Catastrophes
Current year	10.0	4.5	6.3	4.9	7.0
Prior year	0.2	(0.1)	(0.4)	(1.0)	(0.2)

Catastrophe ratio	10.2	4.4	5.8	3.9	6.8

Combined ratio before catastrophes	87.2	82.4	93.3	94.3	88.2

Combined ratio before catastrophes and prior year development	87.9	84.7	96.2	96.8	90.1

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$2,628	$2,511	$2,584	$2,583	$2,592	(1%)	—	$7,924	$7,759	(2%)
Change in unearned premium reserve	2	(110)	(29)	(1)	25	NM	NM	54	(5)	NM

Earned premiums	2,626	2,621	2,613	2,584	2,567	(2%)	(1%)	7,870	7,764	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,695	1,708	1,625	1,639	1,638	(3%)	—	4,984	4,902	(2%)
Current accident year catastrophes [2]	32	65	50	171	325	NM	90%	112	546	NM
Prior accident years [3]	(11)	(126)	(51)	(39)	(70)	NM	(79%)	(19)	(160)	NM

Total losses and loss adjustment expenses	1,716	1,647	1,624	1,771	1,893	10%	7%	5,077	5,288	4%

Underwriting expenses [4]	680	716	666	685	701	3%	2%	2,039	2,052	1%
Dividends to policyholders [5]	5	24	5	20	17	NM	(15%)	19	42	121%

Underwriting results	$225	$234	$318	$108	$(44)	NM	NM	$735	$382	(48%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.5	65.2	62.2	63.4	63.8	0.7	(0.4)	63.3	63.1	0.2
Current accident year catastrophes [2]	1.2	2.5	1.9	6.6	12.7	(11.5)	(6.1)	1.4	7.0	(5.6)
Prior accident years [3] [6]	(0.4)	(4.8)	(2.0)	(1.5)	(2.8)	2.4	1.3	(0.2)	(2.1)	1.9

Total losses and loss adjustment expenses	65.3	62.8	62.2	68.5	73.7	(8.4)	(5.2)	64.5	68.1	(3.6)

Expenses	25.9	27.3	25.5	26.5	27.3	(1.4)	(0.8)	25.9	26.4	(0.5)
Policyholder dividends	0.2	0.9	0.2	0.8	0.7	(0.5)	0.1	0.2	0.5	(0.3)

Combined ratio	91.4	91.1	87.8	95.8	101.7	(10.3)	(5.9)	90.7	95.1	(4.4)

Catastrophes
Current year	1.2	2.5	1.9	6.6	12.7	(11.5)	(6.1)	1.4	7.0	(5.6)
Prior year	0.3	0.2	(0.4)	—	(0.2)	0.5	0.2	0.1	(0.2)	0.3

Catastrophe ratio	1.5	2.6	1.5	6.6	12.5	(11.0)	(5.9)	1.5	6.8	(5.3)

Combined ratio before catastrophes	89.9	88.4	86.4	89.2	89.2	0.7	—	89.2	88.2	1.0

Combined ratio before catastrophes and prior year development	90.6	93.4	87.9	90.7	91.8	(1.2)	(1.1)	89.5	90.1	(0.6)

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $13, or 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included a current accident year reserve strengthening, totaling $7, or 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling $9, or 0.4 points, related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three and nine months ended September 30, 2008 included reserve releases of $48 and $106, respectively, related to Small Commercial and Middle Market workers’ compensation claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$1,035	$934	$936	$1,029	$1,024	(1%)	—	$3,013	$2,989	(1%)
Change in unearned premium reserve	51	(51)	(47)	49	46	(10%)	(6%)	109	48	(56%)

Earned premiums	984	985	983	980	978	(1%)	—	2,904	2,941	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	659	696	635	645	634	(4%)	(2%)	1,880	1,914	2%
Current accident year catastrophes [2]	26	50	30	97	168	NM	73%	75	295	NM
Prior accident years [3]	7	(19)	(8)	1	(9)	NM	NM	15	(16)	NM

Total losses and loss adjustment expenses	692	727	657	743	793	15%	7%	1,970	2,193	11%

Underwriting expenses [4]	214	228	221	219	230	7%	5%	642	670	4%

Underwriting results	$78	$30	$105	$18	$(45)	NM	NM	$292	$78	(73%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	66.9	70.5	64.6	65.9	64.7	2.2	1.2	64.7	65.1	(0.4)
Current accident year catastrophes [2]	2.6	5.1	3.1	9.8	17.2	(14.6)	(7.4)	2.6	10.0	(7.4)
Prior accident years [3] [5]	0.7	(1.9)	(0.8)	—	(0.9)	1.6	0.9	0.5	(0.6)	1.1

Total losses and loss adjustment expenses	70.1	73.8	66.9	75.8	81.1	(11.0)	(5.3)	67.8	74.6	(6.8)
Expenses	21.9	23.2	22.4	22.4	23.5	(1.6)	(1.1)	22.1	22.8	(0.7)

Combined ratio	92.0	97.0	89.4	98.1	104.6	(12.6)	(6.5)	89.9	97.3	(7.4)

Catastrophes
Current year	2.6	5.1	3.1	9.8	17.2	(14.6)	(7.4)	2.6	10.0	(7.4)
Prior year	0.4	0.1	(0.7)	0.3	0.8	(0.4)	(0.5)	0.2	0.2	—

Catastrophe ratio	3.0	5.2	2.5	10.1	18.1	(15.1)	(8.0)	2.8	10.2	(7.4)

Combined ratio before catastrophes	89.0	91.7	86.9	88.0	86.5	2.5	1.5	87.1	87.2	(0.1)

Combined ratio before catastrophes and prior year development	88.7	93.7	87.0	88.3	88.3	0.4	—	86.9	87.9	(1.0)

COMBINED RATIO
Automobile	95.9	102.3	92.6	94.3	90.5	5.4	3.8	94.2	92.5	1.7
Homeowners	81.9	83.1	81.1	107.9	141.2	(59.3)	(33.3)	78.6	109.9	(31.3)

Total	92.0	97.0	89.4	98.1	104.6	(12.6)	(6.5)	89.9	97.3	(7.4)

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $19, or 1.9 points, related to auto liability claims. The three months ended September 30, 2008 included a current accident year reserve release of $9, or 1.0 point, related to auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2007 included a reserve release of $16 related to auto liability claims. The three months ended September 30, 2008 included a reserve release of $23 related to auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$724	$649	$662	$741	$741	2%	—	$2,101	$2,144	2%
Agency	294	267	258	271	269	(9%)	(1%)	856	798	(7%)
Other	17	18	16	17	14	(18%)	(18%)	56	47	(16%)

Total	$1,035	$934	$936	$1,029	$1,024	(1%)	—	$3,013	$2,989	(1%)

EARNED PREMIUMS [1]

AARP	$680	$685	$687	$691	$695	2%	1%	$1,996	$2,073	4%
Agency	283	281	277	273	266	(6%)	(3%)	842	816	(3%)
Other	21	19	19	16	17	(19%)	6%	66	52	(21%)

Total	$984	$985	$983	$980	$978	(1%)	—	$2,904	$2,941	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$732	$678	$698	$729	$726	(1%)	—	$2,170	$2,153	(1%)
Homeowners	303	256	238	300	298	(2%)	(1%)	843	836	(1%)

Total	$1,035	$934	$936	$1,029	$1,024	(1%)	—	$3,013	$2,989	(1%)

EARNED PREMIUMS [1]

Automobile	$712	$712	$706	$707	$707	(1%)	—	$2,110	$2,120	—
Homeowners	272	273	277	273	271	—	(1%)	794	821	3%

Total	$984	$985	$983	$980	$978	(1%)	—	$2,904	$2,941	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	3%	3%	2%	2%	(1%)	—	2%	2%
Homeowners	5%	3%	3%	2%	3%	(2%)	1%	6%	2%	(4%)

Premium Retention
Automobile	88%	87%	88%	87%	86%	(2%)	(1%)	88%	87%	(1%)
Homeowners	94%	93%	88%	91%	90%	(4%)	(1%)	97%	90%	(7%)

New Business Premium $
Automobile	$108	$84	$84	$87	$97	(10%)	11%	$340	$268	(21%)
Homeowners	$36	$28	$24	$27	$29	(19%)	7%	$112	$80	(29%)

Policies in force
Automobile	2,359,246	2,349,402	2,339,871	2,326,188	2,324,124	(1%)	—
Homeowners	1,484,157	1,481,542	1,477,335	1,471,920	1,465,907	(1%)	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$664	$649	$743	$679	$652	(2%)	(4%)	$2,098	$2,074	(1%)
Change in unearned premium reserve	(19)	(39)	56	(4)	(26)	(37%)	NM	50	26	(48%)

Earned premiums	683	688	687	683	678	(1%)	(1%)	2,048	2,048	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	406	392	370	380	380	(6%)	—	1,202	1,130	(6%)
Current accident year catastrophes [2]	6	3	9	35	49	NM	40%	25	93	NM
Prior accident years [3]	(47)	(130)	(2)	(2)	(46)	2%	NM	(79)	(50)	37%

Total losses and loss adjustment expenses	365	265	377	413	383	5%	(7%)	1,148	1,173	2%

Underwriting expenses [4]	197	208	190	198	204	4%	3%	591	592	—
Dividends to policyholders [5]	2	11	1	3	9	NM	NM	5	13	160%

Underwriting results	$119	$204	$119	$69	$82	(31%)	19%	$304	$270	(11%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	59.4	56.9	53.8	55.5	56.3	3.1	(0.8)	58.7	55.2	3.5
Current accident year catastrophes [2]	0.8	0.4	1.3	5.2	7.0	(6.2)	(1.8)	1.2	4.5	(3.3)
Prior accident years [3] [6]	(6.9)	(18.8)	(0.3)	(0.3)	(6.8)	(0.1)	6.5	(3.9)	(2.4)	(1.5)

Total losses and loss adjustment expenses	53.3	38.6	54.8	60.4	56.5	(3.2)	3.9	56.0	57.2	(1.2)

Expenses	28.8	30.2	27.7	29.0	30.1	(1.3)	(1.1)	28.8	28.9	(0.1)
Policyholder dividends	0.3	1.6	0.2	0.5	1.3	(1.0)	(0.8)	0.2	0.6	(0.4)

Combined ratio	82.4	70.4	82.7	89.8	87.9	(5.5)	1.9	85.1	86.8	(1.7)

Catastrophes
Current year	0.8	0.4	1.3	5.2	7.0	(6.2)	(1.8)	1.2	4.5	(3.3)
Prior year	0.1	—	—	0.1	(0.5)	0.6	0.6	0.2	(0.1)	0.3

Catastrophe ratio	1.0	0.5	1.3	5.3	6.5	(5.5)	(1.2)	1.4	4.4	(3.0)

Combined ratio before catastrophes	81.5	69.9	81.3	84.5	81.4	0.1	3.1	83.7	82.4	1.3

Combined ratio before catastrophes and prior year development	88.5	88.8	81.7	84.9	87.7	0.8	(2.8)	87.8	84.7	3.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(1%)	(3%)	(2%)	(3%)	(2%)	(1%)	1%	(1%)	(2%)	(1%)

Premium Retention	84%	83%	83%	81%	83%	(1%)	2%	84%	82%	(2%)

New Business Premium $	$116	$110	$127	$117	$105	(9%)	(10%)	$371	$349	(6%)

Policies in force	1,031,855	1,038,542	1,048,057	1,057,058	1,062,291	3%	—

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $24, or 3.5 points, related to workers’ compensation business, substantially offset by current accident year reserve strengthening, totaling $18, or 2.6 points, related to package business. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7, or 1.0 point, primarily related to liability claims under package business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three and nine months ended September 30, 2007 included a reserve release of $47 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included reserve releases of $110 related to workers’ compensation business. The three and nine months ended September 30, 2008 included reserve releases of $33 and $72, respectively, related to workers’ compensation business.

[4]	The three months ended September 30, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007 and the three and nine months ended September 30, 2008 were increases of $10, $6 and $8, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$573	$591	$548	$513	$555	(3%)	8%	$1,666	$1,616	(3%)
Change in unearned premium reserve	(9)	19	(28)	(46)	2	NM	NM	(113)	(72)	36%

Earned premiums	582	572	576	559	553	(5%)	(1%)	1,779	1,688	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	384	378	372	369	377	(2%)	2%	1,145	1,118	(2%)
Current accident year catastrophes [2]	(1)	6	9	33	64	NM	94%	9	106	NM
Prior accident years [3]	11	(41)	(16)	(22)	(17)	NM	23%	27	(55)	NM

Total losses and loss adjustment expenses	394	343	365	380	424	8%	12%	1,181	1,169	(1%)

Underwriting expenses [4]	165	169	158	165	163	(1%)	(1%)	500	486	(3%)
Dividends to policyholders [5]	1	5	2	13	4	NM	(69%)	9	19	111%

Underwriting results	$22	$55	$51	$1	$(38)	NM	NM	$89	$14	(84%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	66.1	66.1	64.5	66.2	68.1	(2.0)	(1.9)	64.4	66.3	(1.9)
Current accident year catastrophes [2]	—	1.0	1.6	5.8	11.5	(11.5)	(5.7)	0.5	6.3	(5.8)
Prior accident years [3] [6]	1.8	(7.1)	(2.7)	(3.9)	(3.2)	5.0	(0.7)	1.5	(3.3)	4.8

Total losses and loss adjustment expenses	67.9	59.9	63.4	68.1	76.5	(8.6)	(8.4)	66.4	69.2	(2.8)

Expenses	28.2	29.6	27.5	29.4	29.6	(1.4)	(0.2)	28.1	28.8	(0.7)
Policyholder dividends	0.3	0.8	0.3	2.4	0.8	(0.5)	1.6	0.5	1.1	(0.6)

Combined ratio	96.3	90.3	91.2	99.8	106.8	(10.5)	(7.0)	95.0	99.2	(4.2)

Catastrophes
Current year	—	1.0	1.6	5.8	11.5	(11.5)	(5.7)	0.5	6.3	(5.8)
Prior year	(0.3)	0.5	0.3	(0.4)	(1.1)	0.8	0.7	(0.4)	(0.4)	—

Catastrophe ratio	(0.3)	1.5	1.9	5.4	10.4	(10.7)	(5.0)	0.2	5.8	(5.6)

Combined ratio before catastrophes	96.6	88.8	89.3	94.4	96.4	0.2	(2.0)	94.8	93.3	1.5

Combined ratio before catastrophes and prior year development	94.5	96.4	92.3	97.9	98.5	(4.0)	(0.6)	93.0	96.2	(3.2)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(3%)	(6%)	(6%)	(7%)	(5%)	(2%)	2%	(4%)	(6%)	(2%)

Premium Retention	77%	79%	80%	78%	78%	1%	—	77%	79%	2%

New Business Premium $	$93	$94	$104	$100	$111	19%	11%	$296	$315	6%

Policies in force	79,813	80,377	81,482	82,578	83,188	4%	1%

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $7, or 1.2 points, related to general liability, substantially offset by a current accident year reserve release, totaling $4, or 0.7 points, related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended September 30, 2007 included reserve strengthening of $40 on workers’ compensation business for older accident years, partially offset by a reserve release of $11 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included a $39 release of general liability reserves for recent accident years. The three and nine months ended September 30, 2008 included reserve releases of $15 and $34, respectively, on workers’ compensation business primarily for recent accident years.

[4]	The three months ended September 30, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and nine months ended September 30, 2008 were increases of $11 and $14, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$356	$337	$357	$362	$361	1%	—	$1,147	$1,080	(6%)
Change in unearned premium reserve	(21)	(39)	(10)	—	3	NM	—	8	(7)	NM

Earned premiums	377	376	367	362	358	(5%)	(1%)	1,139	1,087	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	246	242	248	245	247	—	1%	757	740	(2%)
Current accident year catastrophes [2]	1	6	2	6	44	NM	NM	3	52	NM
Prior accident years [3]	18	64	(25)	(16)	2	(89%)	NM	18	(39)	NM

Total losses and loss adjustment expenses	265	312	225	235	293	11%	25%	778	753	(3%)

Underwriting expenses	104	111	97	103	104	—	1%	306	304	(1%)
Dividends to policyholders [4]	2	8	2	4	4	100%	—	5	10	100%

Underwriting results	$6	$(55)	$43	$20	$(43)	NM	NM	$50	$20	(60%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.5	64.9	67.9	67.4	68.6	(3.1)	(1.2)	66.4	67.9	(1.5)
Current accident year catastrophes [2]	0.2	1.5	0.3	1.9	12.6	(12.4)	(10.7)	0.3	4.9	(4.6)
Prior accident years [3] [5]	5.0	16.6	(7.0)	(4.2)	0.5	4.5	(4.7)	1.7	(3.6)	5.3

Total losses and loss adjustment expenses	70.7	83.0	61.2	65.1	81.7	(11.0)	(16.6)	68.4	69.3	(0.9)

Expenses	27.7	29.4	26.4	28.6	29.0	(1.3)	(0.4)	26.9	28.0	(1.1)
Policyholder dividends	0.3	2.3	0.5	1.0	1.3	(1.0)	(0.3)	0.4	0.9	(0.5)

Combined ratio	98.6	114.7	88.0	94.7	111.9	(13.3)	(17.2)	95.7	98.1	(2.4)

Catastrophes
Current year	0.2	1.5	0.3	1.9	12.6	(12.4)	(10.7)	0.3	4.9	(4.6)
Prior year	1.2	0.1	(1.8)	(0.5)	(0.7)	1.9	0.2	0.1	(1.0)	1.1

Catastrophe ratio	1.4	1.6	(1.5)	1.4	11.9	(10.5)	(10.5)	0.4	3.9	(3.5)

Combined ratio before catastrophes	97.2	113.1	89.6	93.3	100.0	(2.8)	(6.7)	95.3	94.3	1.0

Combined ratio before catastrophes and prior year development	93.5	96.6	94.7	97.0	98.8	(5.3)	(1.8)	93.7	96.8	(3.1)

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $3, or 0.8 points, related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2007 included a $35 strengthening of workers’ compensation reserves and a $34 strengthening of liability reserves, each primarily for older accident years, partially offset by a $15 reserve release for professional liability claims. The nine months ended September 30, 2008 included a reserve release of $45 for professional liability claims, partially offset by reserve strengthening of $15 for general liability reserves.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 and nine months ended September 30, 2008 were increases of $7 and $5, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
WRITTEN PREMIUMS [1]

Property	$44	$36	$24	$30	$30	(32%)	—	$144	$84	(42%)
Casualty	119	103	159	135	134	13%	(1%)	431	428	(1%)
Professional Liability, Fidelity and Surety	173	179	152	176	178	3%	1%	510	506	(1%)
Other	20	19	22	21	19	(5%)	(10%)	62	62	—

Total	$356	$337	$357	$362	$361	1%	—	$1,147	$1,080	(6%)

EARNED PREMIUMS [1]

Property	$52	$49	$44	$40	$35	(33%)	(13%)	$153	$119	(22%)
Casualty	130	134	132	132	131	1%	(1%)	409	395	(3%)
Professional Liability, Fidelity and Surety	176	171	170	169	173	(2%)	2%	514	512	—
Other	19	22	21	21	19	—	(10%)	63	61	(3%)

Total	$377	$376	$367	$362	$358	(5%)	(1%)	$1,139	$1,087	(5%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$2	$2	$2	$2	$1	(50%)	(50%)	$3	$5	67%
Change in unearned premium reserve	—	—	1	—	—	—	—	—	1	—

Earned premiums	2	2	1	2	1	(50%)	(50%)	3	4	33%

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	39	20	15	55	56	44%	2%	173	126	(27%)

Total losses and loss adjustment expenses	39	20	15	55	56	44%	2%	173	126	(27%)
Underwriting expenses	6	5	5	5	6	—	20%	17	16	(6%)

Underwriting results	$(43)	$(23)	$(19)	$(58)	$(61)	(42%)	(5%)	$(187)	$(138)	26%

Net investment income	61	64	55	57	50	(18%)	(12%)	184	162	(12%)
Other expenses	(1)	2	(2)	—	1	NM	—	(3)	(1)	67%
Income tax (expense) benefit	(3)	(11)	(8)	3	6	NM	100%	12	1	(92%)

Core earnings	14	32	26	2	(4)	NM	NM	6	24	NM

Add: Net realized capital (losses) gains, after-tax	(2)	(6)	(12)	1	(104)	NM	NM	(2)	(115)	NM

Net income (loss)	$12	$26	$14	$3	$(108)	NM	NM	$4	$(91)	NM

[1]	The three months ended September 30, 2007 included environmental reserve strengthening of $25. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended September 30, 2008	Asbestos		Environmental	All Other [1]	Total

Beginning liability — net [2] [3]	$1,967		$237	$1,803	$4,007
Losses and loss adjustment expenses incurred	3		53	—	56
Losses and loss adjustment expenses paid	(35)		(9)	(59)	(103)

Ending liability — net [2] [3]	$1,935	[4]	$281	$1,744	$3,960

For the Nine Months Ended September 30, 2008	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,998		$251	$1,888	$4,137
Losses and loss adjustment expenses incurred	59		53	14	126
Losses and loss adjustment expenses paid	(122)		(23)	(158)	(303)

Ending liability — net [2] [3]	$1,935	[4]	$281	$1,744	$3,960

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $15 and $6, respectively, as of September 30, 2008, $12 and $6, respectively, as of June 30, 2008, and $9 and $6, respectively, as of December 31, 2007. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and nine months ended September 30, 2008 includes $5 and $13, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and nine months ended September 30, 2008 includes $2 and $7, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,625 and $323, respectively, as of September 30, 2008, $2,676 and $271, respectively, as of June 30, 2008, and $2,707 and $290, respectively, as of December 31, 2007.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $237 and $277, respectively, resulting in a one year net survival ratio of 8.2 and a three year net survival ratio of 7.0. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e., survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES COMPANY
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2008
	Number of	Total
	Accounts [1]	Reserves
Accounts with future exposure > $2.5	9	$44
Accounts with future exposure < $2.5	565	100
Other Direct [2]	—	62

Total	574	$206
Assumed Reinsurance		61
London Market		56

Total Gross Environmental Reserves [3] [4]		$323

[1]	Number of accounts established as of June 2008.

[2]	Includes unallocated IBNR.

[3]	The one-year gross paid amount for total environmental claims is $47, resulting in a one-year gross survival ratio of 6.9.

[4]	The three-year average annual gross paid amount for total environmental claims is $96, resulting in a three-year gross survival ratio of 3.4.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended September 30, 2008	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$28	$—	$9	$69
Assumed — Domestic	17	—	—	(17)
London Market	10	—	1	13

Total	55	—	10	65
Ceded	(20)	3	(1)	(12)

Net	$35	$3	$9	$53

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Nine Months Ended September 30, 2008	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$97	$76	$23	$69
Assumed — Domestic	51	—	5	(17)
London Market	16	—	3	13

Total	164	76	31	65
Ceded	(42)	(17)	(8)	(12)

Net	$122	$59	$23	$53

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations.

Total gross loss and LAE incurred in Ongoing Operations for the three and nine months ended September 30, 2008 includes $4 and $12, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and nine months ended September 30, 2008 includes $3 and $7, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended September 30, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 7/1/08 — gross	$2,091	$3,619	$4,791	$6,888	$17,389	$4,926	$22,315
Reinsurance and other recoverables	62	191	431	2,164	2,848	919	3,767

Liabilities for unpaid losses and loss adjustment expenses at 7/1/08 — net	2,029	3,428	4,360	4,724	14,541	4,007	18,548

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	634	380	377	247	1,638	—	1,638
Current accident year catastrophes	168	49	64	44	325	—	325
Prior accident years	(9)	(46)	(17)	2	(70)	56	(14)

Total provision for unpaid losses and loss adjustment expenses	793	383	424	293	1,893	56	1,949

Payments	(704)	(354)	(357)	(135)	(1,550)	(103)	(1,653)

Liabilities for unpaid losses and loss adjustment expenses at 9/30/08 — net	2,118	3,457	4,427	4,882	14,884	3,960	18,844
Reinsurance and other recoverables	87	189	423	2,158	2,857	904	3,761

Liabilities for unpaid losses and loss adjustment expenses at 9/30/08 — gross	$2,205	$3,646	$4,850	$7,040	$17,741	$4,864	$22,605

Earned premiums	$978	$678	$553	$358	$2,567	$1	$2,568
Loss and loss expense paid ratio	71.9	52.4	64.3	37.3	60.3
Loss and loss expense incurred ratio	81.1	56.5	76.5	81.7	73.7
Prior accident year development (pts.)	(0.9)	(6.8)	(3.2)	0.5	(2.8)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 — gross	$2,042	$3,470	$4,687	$6,883	$17,082	$5,071	$22,153
Reinsurance and other recoverables	81	177	413	2,317	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 — net	1,961	3,293	4,274	4,566	14,094	4,137	18,231

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,914	1,130	1,118	740	4,902	—	4,902
Current accident year catastrophes	295	93	106	52	546	—	546
Prior accident years	(16)	(50)	(55)	(39)	(160)	126	(34)

Total provision for unpaid losses and loss adjustment expenses	2,193	1,173	1,169	753	5,288	126	5,414

Payments	(2,036)	(1,009)	(1,016)	(437)	(4,498)	(303)	(4,801)

Liabilities for unpaid losses and loss adjustment expenses at 9/30/08 — net	2,118	3,457	4,427	4,882	14,884	3,960	18,844
Reinsurance and other recoverables	87	189	423	2,158	2,857	904	3,761

Liabilities for unpaid losses and loss adjustment expenses at 9/30/08 — gross	$2,205	$3,646	$4,850	$7,040	$17,741	$4,864	$22,605

Earned premiums	$2,941	$2,048	$1,688	$1,087	$7,764	$4	$7,768
Loss and loss expense paid ratio	69.2	49.2	60.1	40.1	57.9
Loss and loss expense incurred ratio	74.6	57.2	69.2	69.3	68.1
Prior accident year development (pts.)	(0.6)	(2.4)	(3.3)	(3.6)	(2.1)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2008	2007
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$279	$347
Unpaid Loss and Loss Adjustment Expenses	3,681	3,788

Subtotal Gross Reinsurance Recoverables	3,960	4,135

Less: Allowance for Uncollectible Reinsurance	(388)	(404)

Net Reinsurance Recoverables	$3,572	$3,731

Distribution of Gross Reinsurance Recoverables

	As of December 31, 2007
	Amount	% of Total
Gross Reinsurance Recoverables	$4,135

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(635)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,500

Rated A- (Excellent) or better by A.M. Best [1]	$2,614	74.7%
Other Rated by A.M. Best	90	2.6%

Total Rated Companies	2,704	77.3%

Voluntary Pools	195	5.6%
Captives	231	6.6%
Other Not Rated Companies	370	10.5%

Total	$3,500	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Earned premiums	$2,628	$2,623	$2,614	$2,586	$2,568	(2%)	(1%)	$7,873	$7,768	(1%)
Net investment income [1]	407	421	365	391	335	(18%)	(14%)	1,266	1,091	(14%)
Other revenues	126	128	120	125	132	5%	6%	368	377	2%
Net realized capital losses	(75)	(96)	(152)	(51)	(1,428)	NM	NM	(76)	(1,631)	NM

Total revenues	3,086	3,076	2,947	3,051	1,607	(48%)	(47%)	9,431	7,605	(19%)

Losses and loss adjustment expenses [2]	1,755	1,667	1,639	1,826	1,949	11%	7%	5,250	5,414	3%
Amortization of deferred policy acquisition costs	525	523	523	521	523	—	—	1,581	1,567	(1%)
Insurance operating costs and expenses [3]	166	222	153	189	201	21%	6%	494	543	10%
Other expenses	174	184	180	182	175	1%	(4%)	509	537	6%

Total benefits and expenses	2,620	2,596	2,495	2,718	2,848	9%	5%	7,834	8,061	3%

Income (loss) before income taxes	466	480	452	333	(1,241)	NM	NM	1,597	(456)	NM

Income tax expense (benefit)	113	131	126	84	(467)	NM	NM	439	(257)	NM

Net income (loss)	353	349	326	249	(774)	NM	NM	1,158	(199)	NM

Less: Net realized capital losses, after-tax, excluded from core earnings	(52)	(65)	(100)	(34)	(930)	NM	NM	(57)	(1,064)	NM

Core earnings	$405	$414	$426	$283	$156	(61%)	(45%)	$1,215	$865	(29%)

Total Property & Casualty effective tax rate — net income	24.2%	27.4%	27.9%	25.1%	37.6%	13.4	12.5	27.5%	56.3%	28.8
Total Property & Casualty effective tax rate — core earnings	25.8%	28.7%	29.7%	26.4%	17.6%	(8.2)	(8.8)	27.8%	26.7%	(1.1)

[1]	The decrease in net investment income for the three and nine months ended September 30, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

[2]	The nine months ended September 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended December 31, 2007 included $110 of prior accident year reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three and nine months ended September 30, 2008 included prior accident year reserve releases of $48 and $106, respectively, related to Small Commercial and Middle Market workers’ compensation claims.

[3]	Included in insurance operating costs and expenses for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	Sequential
	2007	2007	2008	2008	2008	Change	Change
Investments

Fixed maturities, available for sale, at fair value	$27,247	$27,205	$25,683	$25,234	$23,727	(13%)	(6%)
Equity securities, available for sale, at fair value	1,071	1,208	1,162	1,327	741	(31%)	(44%)
Mortgage loans	685	671	682	747	762	11%	2%
Limited partnerships and other alternative investments [1]	1,179	1,260	1,290	1,398	1,407	19%	1%
Short term investments	170	284	711	1,073	827	NM	(23%)
Other investments	38	38	58	58	62	63%	7%

Total investments	30,390	30,666	29,586	29,837	27,526	(9%)	(8%)

Cash	183	241	232	241	278	52%	15%
Premiums receivable and agents’ balances	3,363	3,254	3,281	3,233	3,237	(4%)	—
Reinsurance recoverables	3,928	3,731	3,611	3,613	3,572	(9%)	(1%)
Deferred policy acquisition costs	1,223	1,228	1,233	1,246	1,260	3%	1%
Deferred income tax	633	662	947	1,013	1,819	187%	80%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	569	598	601	639	658	16%	3%
Other assets	1,462	1,312	1,318	1,194	1,460	—	22%

Total assets	$41,900	$41,841	$40,958	$41,165	$39,959	(5%)	(3%)

Unpaid losses and loss adjustment expenses	$22,197	$22,153	$22,150	$22,315	$22,605	2%	1%
Unearned premiums	5,540	5,402	5,388	5,372	5,363	(3%)	—
Debt	—	13	11	—	—	—	—
Other liabilities	4,883	4,855	4,589	4,647	4,729	(3%)	2%

Total liabilities	32,620	32,423	32,138	32,334	32,697	—	1%

Equity, x-AOCI, net of tax	9,214	9,428	9,372	9,536	8,364	(9%)	(12%)
AOCI, net of tax	66	(10)	(552)	(705)	(1,102)	NM	(56%)

Total stockholders’ equity	9,280	9,418	8,820	8,831	7,262	(22%)	(18%)

Total liabilities and stockholders’ equity	$41,900	$41,841	$40,958	$41,165	$39,959	(5%)	(3%)

Hartford Fire NAIC RBC		606%

[1]	Other alternative investments include hedge fund investments outside limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2008	Dec. 31, 2007
Adjusted Statutory Capital and Surplus	$8,319	$8,509
GAAP Adjustments
Deferred policy acquisition costs	1,246	1,228
Deferred taxes	(400)	(304)
Benefit reserves	(95)	(100)
Unrealized losses on investments	(718)	(16)
Goodwill	149	149
Non-admitted assets	1,321	1,085
Other, net	(991)	(1,133)

GAAP Stockholders’ Equity	$8,831	$9,418

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$1,048	$1,051	$992	$936	$949	(9%)	1%	$3,054	$2,877	(6%)
Tax-exempt	137	141	142	141	141	3%	—	407	424	4%

Total fixed maturities	1,185	1,192	1,134	1,077	1,090	(8%)	1%	3,461	3,301	(5%)
Equities
Available-for-sale	36	41	46	51	34	(6%)	(33%)	98	131	34%
Held for trading	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total equities	(662)	(560)	(3,532)	1,204	(3,381)	NM	NM	844	(5,709)	NM
Mortgage loans	79	81	79	83	82	4%	(1%)	212	244	15%
Policy loans	32	33	33	34	34	6%	—	102	101	(1%)
Limited partnerships and other alternative investments [2]	42	40	(36)	25	(101)	NM	NM	215	(112)	NM
Other [3]	(51)	(53)	(44)	(12)	(10)	80%	17%	(108)	(66)	39%

Subtotal	625	733	(2,366)	2,411	(2,286)	NM	NM	4,726	(2,241)	NM
Less: Investment expense	25	27	19	28	26	4%	(7%)	73	73	—

Total net investment income (loss)	$600	$706	$(2,385)	$2,383	$(2,312)	NM	NM	$4,653	$(2,314)	NM
Less: Securities held for trading	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total net investment income excluding trading securities	$1,298	$1,307	$1,193	$1,230	$1,103	(15%)	(10%)	$3,907	$3,526	(10%)

Annualized investment yield, before-tax [4]	5.8%	5.8%	5.2%	5.3%	4.7%	(1.1)	(1.1)	6.0%	5.1%	(0.9)
Annualized investment yield, after-tax [4]	4.0%	4.0%	3.6%	3.6%	3.2%	(0.8)	(0.8)	4.1%	3.5%	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sale	$56	$120	$95	$73	$58	4%	(21%)	$254	$226	(11%)
Gross losses on sale	(81)	(56)	(211)	(59)	(175)	(116%)	(197%)	(235)	(445)	(89%)
Impairments [5]	(110)	(318)	(304)	(164)	(3,077)	NM	NM	(165)	(3,545)	NM
Japanese fixed annuity contract hedges, net [6]	15	15	(14)	(9)	36	140%	NM	3	13	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(4)	(2)	(5)	(10)	(6)	(50%)	40%	(23)	(21)	9%
SFAS 157 transition impact [8]	—	—	(650)	—	—	—	—	—	(650)	—
GMWB derivatives, net [9]	(141)	(34)	(110)	(13)	(133)	6%	NM	(252)	(256)	(2%)
Other net gain (loss) [10]	(98)	(154)	(172)	(100)	(152)	(55%)	(52%)	(147)	(424)	(188%)

Total net realized capital gains (losses)	$(363)	$(429)	$(1,371)	$(282)	$(3,449)	NM	NM	$(565)	$(5,102)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Includes $785 for three and nine months ended September 30, 2008 of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $535 and $771 for three and nine months ended September 30, 2008, respectively, of structured securities impaired based primarily upon the results of cash flow modeling. For almost all of these structured securities, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[9]	The net loss on GMWB rider embedded derivatives for the three and nine months ended September 30, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third quarter due to extremely volatile capital markets in September.

[10]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses of $46 resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$762	$769	$723	$679	$686	(10%)	1%	$2,220	$2,088	(6%)
Tax-exempt	32	32	32	32	32	—	—	93	96	3%

Total fixed maturities	794	801	755	711	718	(10%)	1%	2,313	2,184	(6%)
Equities
Available-for-sale	23	23	25	31	17	(26%)	(45%)	63	73	16%
Held for trading	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total equities	(675)	(578)	(3,553)	1,184	(3,398)	NM	NM	809	(5,767)	NM
Mortgage loans	68	71	69	74	71	4%	(4%)	184	214	16%
Policy loans	32	33	33	34	34	6%	—	102	101	(1%)
Limited partnerships and other alternative investments [2]	23	14	(17)	9	(59)	NM	NM	101	(67)	NM
Other [3]	(39)	(43)	(32)	(9)	(3)	92%	67%	(90)	(44)	51%

Subtotal	203	298	(2,745)	2,003	(2,637)	NM	NM	3,419	(3,379)	NM
Less: Investment expense	18	21	14	21	19	6%	(10%)	54	54	—

Total net investment income (loss)	$185	$277	$(2,759)	$1,982	$(2,656)	NM	NM	$3,365	$(3,433)	NM
Less: Securities held for trading	(698)	(601)	(3,578)	1,153	(3,415)	NM	NM	746	(5,840)	NM

Total net investment income excluding trading securities	$883	$878	$819	$829	$759	(14%)	(8%)	$2,619	$2,407	(8%)

Annualized investment yield, before-tax [4]	6.0%	5.8%	5.3%	5.3%	4.8%	(1.2)	(0.5)	6.0%	5.2%	(0.8)
Annualized investment yield, after-tax [4]	4.0%	3.9%	3.5%	3.6%	3.2%	(0.8)	(0.3)	4.0%	3.4%	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sale	$25	$80	$43	$41	$44	76%	7%	$133	$128	(4%)
Gross losses on sale	(45)	(31)	(110)	(45)	(89)	(98%)	(98%)	(137)	(244)	(78%)
Impairments [5]	(75)	(249)	(231)	(124)	(1,760)	NM	NM	(109)	(2,115)	NM
Japanese fixed annuity contract hedges, net [6]	15	15	(14)	(9)	36	140%	NM	3	13	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(9)	(6)	(7)	(11)	(8)	11%	27%	(34)	(26)	24%
SFAS 157 transition impact [8]	—	—	(650)	—	—	—	—	—	(650)	—
GMWB derivatives, net [9]	(141)	(34)	(110)	(13)	(133)	6%	NM	(252)	(256)	(2%)
Other net gain (loss) [10]	(58)	(108)	(141)	(67)	(102)	(76%)	(52%)	(90)	(310)	NM

Total net realized capital gains (losses)	$(288)	$(333)	$(1,220)	$(228)	$(2,012)	NM	NM	$(486)	$(3,460)	NM

[1]	Includes income on short-term bonds.

[2]	Includes real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Includes $431 for three and nine months ended September 30, 2008 of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $347 and $553 for three and nine months ended September 30, 2008, respectively, of structured securities impaired based primarily upon the results of cash flow modeling. For almost all of these structured securities, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[9]	The net loss on GMWB rider embedded derivatives for the three and nine months ended September 30, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third quarter due to extremely volatile capital markets in September.

[10]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses of $39 resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$278	$276	$261	$248	$255	(8%)	3%	$812	$764	(6%)
Tax-exempt	105	109	110	109	109	4%	—	314	328	4%

Total fixed maturities	383	385	371	357	364	(5%)	2%	1,126	1,092	(3%)
Equities — available-for-sale	12	16	20	19	17	42%	(11%)	34	56	65%
Mortgage loans	11	10	10	9	11	—	22%	28	30	7%
Limited partnerships and other alternative investments [2]	19	26	(19)	16	(42)	NM	NM	114	(45)	NM
Other [3]	(11)	(10)	(12)	(3)	(8)	27%	(167%)	(17)	(23)	(35%)

Subtotal	414	427	370	398	342	(17%)	(14%)	1,285	1,110	(14%)
Less: Investment expense	7	6	5	7	7	—	—	19	19	—

Total net investment income (loss)	$407	$421	$365	$391	$335	(18%)	(14%)	$1,266	$1,091	(14%)

Annualized investment yield, before-tax [4]	5.6%	5.8%	5.0%	5.3%	4.6%	(1.0)	(0.4)	5.9%	4.9%	(1.0)
Annualized investment yield, after-tax [4]	4.1%	4.3%	3.7%	3.9%	3.4%	(0.7)	(0.3)	4.4%	3.7%	(0.7)

Net Realized Capital Gains (Losses)
Gross gains on sale	$31	$38	$52	$31	$12	(61%)	(61%)	$121	$95	(21%)
Gross losses on sale	(36)	(23)	(100)	(13)	(82)	(128%)	NM	(98)	(195)	(99%)
Impairments [5]	(35)	(69)	(73)	(40)	(1,312)	NM	NM	(56)	(1,425)	NM
Periodic net coupon settlements on credit derivatives [6]	5	4	2	1	2	(60%)	100%	11	5	(55%)
Other net gain (loss) [7]	(40)	(46)	(33)	(30)	(48)	(20%)	(60%)	(54)	(111)	(106%)

Total net realized capital gains (losses)	$(75)	$(96)	$(152)	$(51)	$(1,428)	NM	NM	$(76)	$(1,631)	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Includes $351 for three and nine months ended September 30, 2008 of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $188 and $218 for three and nine months ended September 30, 2008, respectively, of structured securities impaired based primarily upon the results of cash flow modeling. For almost all of these structured securities, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses of $7 resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2007	2007	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income
Fixed maturities [1]
Taxable	$8	$6	$8	$9	$8	—	(11%)	$22	$25	14%

Total fixed maturities	8	6	8	9	8	—	(11%)	22	25	14%

Equities — available-for-sale	1	2	1	1	—	(100%)	(100%)	1	2	100%
Other	(1)	—	—	—	1	NM	—	(1)	1	NM

Total net investment income	$8	$8	$9	$10	$9	13%	(10%)	22	$28	27%

Net Realized Capital Gains (Losses)

Gross gains on sale	—	2	—	1	2	—	100%	—	3	—
Gross losses on sale	—	(2)	(1)	(1)	(4)	—	NM	—	(6)	—
Impairments [2]	—	—	—	—	(5)	—	—	—	(5)	—
Other net gain (loss) [3]	—	—	2	(3)	(2)	—	33%	(3)	(3)	—

Total net realized capital gains (losses)	$—	$—	$1	$(3)	$(9)	—	NM	$(3)	$(11)	NM

[1]	Includes income on short-term bonds.

[2]	Includes $3 for three and nine months ended September 30, 2008 of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Gains/losses on sales, net	(15)	(33)	(120%)	(3)	(46)	NM	—	(1)	—	(18)	(80)	NM
Impairments	(39)	(1,135)	NM	(23)	(853)	NM	—	(3)	—	(62)	(1,991)	NM
Japanese fixed annuity contract hedges, net [1]	10	23	130%	—	—	—	—	—	—	10	23	130%
Periodic net coupon settlements on credit derivatives/Japan [2]	(5)	(5)	—	3	1	(67%)	—	—	—	(2)	(4)	(100%)
GMWB derivatives, net [3]	(69)	(57)	17%	—	—	—	—	—	—	(69)	(57)	17%
Other net gain (loss) [4]	(45)	(70)	(56%)	(26)	(31)	(19%)	—	(1)	—	(71)	(102)	(44%)

Total net realized capital gains (losses)	$(163)	$(1,277)	NM	$(49)	$(929)	NM	$—	$(5)	—	$(212)	$(2,211)	NM

[1]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[2]	Included in core earnings.

[3]	The net loss on GMWB rider embedded derivatives for the three and nine months ended September 30, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third quarter due to extremely volatile capital markets in September.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Gains/losses on sales, net	(5)	(73)	NM	15	(66)	NM	—	(2)	—	10	(141)	NM
Impairments	(62)	(1,341)	NM	(37)	(926)	NM	—	(3)	—	(99)	(2,270)	NM
Japanese fixed annuity contract hedges, net [1]	2	8	NM	—	—	—	—	—	—	2	8	NM
Periodic net coupon settlements on credit derivatives/Japan [2]	(21)	(17)	19%	7	3	(57%)	—	—	—	(14)	(14)	—
SFAS 157 transition impact [3]	—	(220)	—	—	—	—	—	—	—	—	(220)	—
GMWB derivatives, net [4]	(123)	(104)	15%	—	—	—	—	—	—	(123)	(104)	15%
Other net gain (loss) [5]	(69)	(200)	(190%)	(35)	(72)	(106%)	(2)	(2)	—	(106)	(274)	(158%)

Total net realized capital gains (losses)	$(278)	$(1,947)	NM	$(50)	$(1,061)	NM	$(2)	$(7)	NM	$(330)	$(3,015)	NM

[1]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[2]	Included in core earnings.

[3]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[4]	The net loss on GMWB rider embedded derivatives for the three and nine months ended September 30, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third quarter due to extremely volatile capital markets in September.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. The net loss for the three and nine months ended September 30, 2008 included derivative related losses resulting from counterparty non-performance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30,		December 31,		March 31,		June 30,		September 30,
	2007		2007		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$80,960	62.7%	$80,055	61.1%	$76,611	58.3%	$75,068	57.1%	$70,091	56.8%
Equity securities, at fair value
Available-for-sale [2]	2,449	1.9%	2,595	2.0%	2,463	1.9%	2,619	2.0%	1,730	1.4%
Held for trading [3]	34,901	27.0%	36,182	27.6%	37,406	28.5%	36,853	28.0%	33,655	27.3%

Total equity securities, at fair value	37,350	28.9%	38,777	29.6%	39,869	30.3%	39,472	30.0%	35,385	28.7%
Policy loans, at outstanding balance	2,050	1.6%	2,061	1.5%	2,118	1.6%	2,146	1.6%	2,159	1.7%
Mortgage loans, at cost	5,236	4.0%	5,410	4.1%	5,503	4.2%	5,882	4.5%	6,222	5.0%
Limited partnerships and other alternative investments [4]	2,317	1.8%	2,566	2.0%	2,619	2.0%	2,805	2.1%	2,817	2.3%
Short-term [5]	858	0.7%	1,602	1.2%	3,568	2.7%	5,127	3.9%	5,353	4.3%
Other investments [6]	363	0.3%	615	0.5%	1,187	0.9%	993	0.8%	1,410	1.2%

Total investments	$129,134	100.0%	$131,086	100.0%	$131,475	100.0%	$131,493	100.0%	$123,437	100.0%
Less: Equity securities held for trading	34,901	27.0%	36,182	27.6%	37,406	28.5%	36,853	28.0%	33,655	27.3%

Total investments excluding trading securities	$94,233	73.0%	$94,904	72.4%	$94,069	71.5%	$94,640	72.0%	$89,782	72.7%

HIMCO managed third party accounts	$8,430		$10,872		$9,705		$9,216		$9,058

Asset-backed securities (“ABS”)	$9,294	11.5%	$8,915	11.1%	$8,374	10.9%	$8,182	10.9%	$7,624	10.9%
Commercial mortgage-backed securities (“CMBS”)	18,133	22.4%	17,031	21.3%	15,056	19.6%	14,028	18.7%	12,282	17.5%
Collateralized mortgage obligation (“CMO”)	1,778	2.2%	1,745	2.2%	1,534	2.0%	1,326	1.8%	1,235	1.8%
Corporate	34,153	42.2%	34,198	42.7%	34,027	44.4%	34,381	45.7%	31,532	45.0%
Government/Government agencies — Foreign	1,039	1.3%	1,053	1.3%	1,048	1.4%	979	1.3%	875	1.2%
Government/Government agencies — U.S.	950	1.2%	855	1.1%	1,350	1.8%	1,383	1.8%	1,852	2.6%
Mortgage-backed securities (“MBS”) — agency	2,776	3.4%	2,763	3.5%	2,290	3.0%	2,372	3.2%	2,722	3.9%
Municipal — taxable	1,302	1.6%	1,386	1.7%	1,374	1.8%	1,017	1.4%	1,029	1.5%
Municipal — tax-exempt	11,528	14.2%	12,103	15.1%	11,558	15.1%	11,400	15.2%	10,940	15.6%
Redeemable preferred stock	7	—	6	—	—	—	—	—	—	—

Total fixed maturities [1]	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%

AAA	$28,781	35.6%	$28,318	35.4%	$24,418	31.9%	$19,238	25.6%	$17,613	25.1%
AA	11,266	13.9%	10,999	13.7%	10,932	14.3%	13,717	18.3%	12,410	17.7%
A	16,498	20.4%	17,030	21.3%	17,325	22.6%	18,344	24.4%	17,069	24.3%
BBB	15,501	19.1%	14,974	18.7%	15,319	20.0%	14,909	19.9%	13,794	19.7%
U.S. Government/Government agencies	5,383	6.6%	5,229	6.5%	5,071	6.6%	5,005	6.7%	5,785	8.3%
BB & below	3,531	4.4%	3,505	4.4%	3,546	4.6%	3,855	5.1%	3,420	4.9%

Total fixed maturities [1]	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%

[1]	Includes $425, $308, $313, $151, and $72 in Corporate at September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 2008, respectively, of which $395, $303, $208, $126, and $51 respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $71, $103, $99, $98, and $81 in Corporate at September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008, respectively.

[3]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[4]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[5]	Includes $59, $160, $1,050, $1,298, and $733 in Corporate at September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008, respectively, of which $52, $154, $1,046, $1,261, and $692, respectively, were investments held by The Hartford Financial Services Group, Inc.

[6]	Primarily relates to derivative instruments. Additionally, includes $38, $43, $43, $41, and $40 in Corporate at September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2007		2007		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$53,288	54.3%	$52,542	52.6%	$50,615	50.4%	$49,683	49.7%	$46,292	48.7%
Equity securities, at fair value
Available-for-sale	1,307	1.3%	1,284	1.3%	1,202	1.2%	1,194	1.2%	908	1.0%
Held for trading [1]	34,901	35.6%	36,182	36.3%	37,406	37.3%	36,853	36.8%	33,655	35.4%

Total equity securities, at fair value	36,208	36.9%	37,466	37.6%	38,608	38.5%	38,047	38.0%	34,563	36.4%
Policy loans, at outstanding balance	2,050	2.1%	2,061	2.1%	2,118	2.1%	2,146	2.1%	2,159	2.3%
Mortgage loans, at cost	4,551	4.6%	4,739	4.7%	4,821	4.8%	5,135	5.1%	5,460	5.7%
Limited partnerships and other alternative investments [2]	1,138	1.2%	1,306	1.3%	1,329	1.3%	1,407	1.4%	1,410	1.5%
Short-term	629	0.6%	1,158	1.2%	1,807	1.8%	2,756	2.8%	3,793	4.0%
Other investments [3]	287	0.3%	534	0.5%	1,086	1.1%	894	0.9%	1,308	1.4%

Total investments	$98,151	100.0%	$99,806	100.0%	$100,384	100.0%	$100,068	100.0%	$94,985	100.0%
Less: Equity securities held for trading	34,901	35.6%	36,182	36.3%	37,406	37.3%	36,853	36.8%	33,655	35.4%

Total investments excluding trading securities	$63,250	64.4%	$63,624	63.7%	$62,978	62.7%	$63,215	63.2%	$61,330	64.6%

ABS	$7,877	14.8%	$7,556	14.4%	$6,948	13.7%	$6,920	13.9%	$6,453	13.9%
CMBS	12,815	24.1%	12,056	22.9%	10,679	21.1%	10,006	20.1%	8,666	18.7%
CMO	1,401	2.6%	1,366	2.6%	1,215	2.4%	1,014	2.0%	932	2.0%
Corporate	24,295	45.6%	24,583	46.8%	24,739	48.9%	25,131	50.6%	23,292	50.3%
Government/Government agencies — Foreign	577	1.1%	571	1.1%	563	1.1%	537	1.1%	493	1.1%
Government/Government agencies — U.S.	733	1.4%	616	1.2%	994	2.0%	1,048	2.1%	1,466	3.2%
MBS — agency	1,869	3.5%	1,913	3.6%	1,738	3.4%	1,633	3.3%	1,747	3.8%
Municipal — taxable	1,141	2.1%	1,244	2.4%	1,219	2.4%	883	1.8%	890	1.9%
Municipal — tax-exempt	2,577	4.8%	2,634	5.0%	2,520	5.0%	2,511	5.1%	2,353	5.1%
Redeemable preferred stock	3	—	3	—	—	—	—	—	—	—

Total fixed maturities	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%

AAA	$17,058	32.0%	$16,638	31.6%	$14,630	28.9%	$12,386	24.9%	$11,242	24.3%
AA	7,081	13.3%	6,914	13.2%	6,404	12.7%	7,479	15.1%	6,663	14.4%
A	12,042	22.6%	12,335	23.5%	12,363	24.4%	12,926	26.0%	11,992	25.9%
BBB	11,432	21.5%	11,070	21.1%	11,413	22.5%	11,014	22.2%	10,245	22.1%
U.S. Government/Government agencies	3,791	7.1%	3,668	7.0%	3,755	7.4%	3,533	7.1%	4,036	8.7%
BB & below	1,884	3.5%	1,917	3.6%	2,050	4.1%	2,345	4.7%	2,114	4.6%

Total fixed maturities	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	September 30,		December 31,		March 31,		June 30,		September 30,
	2007		2007		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$27,247	89.6%	$27,205	88.8%	$25,683	86.8%	$25,234	84.6%	$23,727	86.2%
Equity securities, available-for-sale, at fair value	1,071	3.5%	1,208	3.9%	1,162	3.9%	1,327	4.4%	741	2.7%
Mortgage loans, at cost	685	2.3%	671	2.2%	682	2.3%	747	2.5%	762	2.8%
Limited partnerships and other alternative investments [1]	1,179	3.9%	1,260	4.1%	1,290	4.4%	1,398	4.7%	1,407	5.1%
Short-term	170	0.6%	284	0.9%	711	2.4%	1,073	3.6%	827	3.0%
Other investments	38	0.1%	38	0.1%	58	0.2%	58	0.2%	62	0.2%

Total investments	$30,390	100.0%	$30,666	100.0%	$29,586	100.0%	$29,837	100.0%	$27,526	100.0%

ABS	$1,417	5.2%	$1,359	5.0%	$1,426	5.6%	$1,262	5.0%	$1,171	4.9%
CMBS	5,318	19.5%	4,975	18.3%	4,377	17.0%	4,022	16.0%	3,616	15.2%
CMO	377	1.4%	379	1.4%	319	1.2%	312	1.3%	303	1.3%
Corporate	9,433	34.6%	9,307	34.2%	8,975	34.9%	9,099	36.0%	8,168	34.5%
Government/Government agencies — Foreign	462	1.7%	482	1.8%	485	1.9%	442	1.8%	382	1.6%
Government/Government agencies — U.S.	217	0.8%	239	0.9%	356	1.4%	335	1.3%	386	1.6%
MBS — agency	907	3.3%	850	3.1%	552	2.2%	739	2.9%	975	4.1%
Municipal — taxable	161	0.6%	142	0.5%	155	0.6%	134	0.5%	139	0.6%
Municipal — tax-exempt	8,951	32.9%	9,469	34.8%	9,038	35.2%	8,889	35.2%	8,587	36.2%
Redeemable preferred stock	4	—	3	—	—	—	—	—	—	—

Total fixed maturities	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%

AAA	$11,696	42.9%	$11,660	42.9%	$9,767	38.0%	$6,844	27.2%	$6,366	26.8%
AA	3,961	14.6%	3,915	14.4%	4,354	17.1%	6,144	24.3%	5,701	24.0%
A	4,318	15.8%	4,586	16.9%	4,865	18.9%	5,374	21.3%	5,057	21.3%
BBB	4,058	14.9%	3,895	14.3%	3,885	15.1%	3,890	15.4%	3,548	15.0%
U.S. Government/Government agencies	1,592	5.8%	1,561	5.7%	1,316	5.1%	1,472	5.8%	1,749	7.4%
BB & below	1,622	6.0%	1,588	5.8%	1,496	5.8%	1,510	6.0%	1,306	5.5%

Total fixed maturities	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	September 30, 2008			June 30, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$19,417	$18,324	$(1,093)	$17,888	$17,259	$(629)	$10,879	$10,445	$(434)
Greater than three months to six months	8,280	7,575	(705)	7,755	7,175	(580)	11,857	10,954	(903)
Greater than six months to nine months	5,899	5,047	(852)	4,043	3,464	(579)	10,086	9,354	(732)
Greater than nine months to twelve months	5,175	4,151	(1,024)	9,863	8,188	(1,675)	2,756	2,545	(211)
Greater than twelve months	20,710	16,576	(4,134)	16,897	14,480	(2,417)	10,563	10,071	(492)

Total	$59,481	$51,673	$(7,808)	$56,446	$50,566	$(5,880)	$46,141	$43,369	$(2,772)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,461	$1,345	$(116)	$1,974	$1,810	$(164)	$1,487	$1,386	$(101)
Greater than three months to six months	348	294	(54)	634	528	(106)	1,181	1,026	(155)
Greater than six months to nine months	259	229	(30)	686	579	(107)	687	613	(74)
Greater than nine months to twelve months	284	225	(59)	936	677	(259)	188	173	(15)
Greater than twelve months	813	603	(210)	884	707	(177)	386	349	(37)

Total	$3,165	$2,696	$(469)	$5,114	$4,301	$(813)	$3,929	$3,547	$(382)

[1]	As of September 30, 2008, fixed maturities represented $7,696, or 99%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2008 and December 31, 2007. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2008			June 30, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$12,335	$11,639	$(696)	$11,596	$11,175	$(421)	$7,532	$7,216	$(316)
Greater than three months to six months	5,119	4,678	(441)	4,299	3,913	(386)	8,807	8,126	(681)
Greater than six months to nine months	3,790	3,205	(585)	2,891	2,460	(431)	6,179	5,678	(501)
Greater than nine months to twelve months	4,185	3,324	(861)	7,362	6,066	(1,296)	2,100	1,936	(164)
Greater than twelve months	14,208	11,171	(3,037)	10,871	9,220	(1,651)	6,782	6,459	(323)

Total	$39,637	$34,017	$(5,620)	$37,019	$32,834	$(4,185)	$31,400	$29,415	$(1,985)

BIG and Equity AFS Securities

Three months or less	$773	$695	$(78)	$857	$787	$(70)	$813	$752	$(61)
Greater than three months to six months	256	217	(39)	358	301	(57)	610	545	(65)
Greater than six months to nine months	170	150	(20)	377	312	(65)	401	355	(46)
Greater than nine months to twelve months	145	107	(38)	530	376	(154)	151	139	(12)
Greater than twelve months	547	377	(170)	497	385	(112)	218	192	(26)

Total	$1,891	$1,546	$(345)	$2,619	$2,161	$(458)	$2,193	$1,983	$(210)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2008			June 30, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$7,021	$6,628	$(393)	$6,255	$6,048	$(207)	$3,205	$3,090	$(115)
Greater than three months to six months	3,153	2,889	(264)	3,436	3,243	(193)	2,938	2,718	(220)
Greater than six months to nine months	2,099	1,833	(266)	1,112	966	(146)	3,882	3,652	(230)
Greater than nine months to twelve months	976	813	(163)	2,469	2,091	(378)	648	601	(47)
Greater than twelve months	6,486	5,389	(1,097)	6,014	5,249	(765)	3,779	3,610	(169)

Total	$19,735	$17,552	$(2,183)	$19,286	$17,597	$(1,689)	$14,452	$13,671	$(781)

BIG and Equity AFS Securities

Three months or less	$633	$599	$(34)	$1,104	$1,011	$(93)	$659	$621	$(38)
Greater than three months to six months	90	75	(15)	269	222	(47)	570	480	(90)
Greater than six months to nine months	85	76	(9)	305	264	(41)	284	256	(28)
Greater than nine months to twelve months	139	118	(21)	405	300	(105)	37	34	(3)
Greater than twelve months	264	224	(40)	385	320	(65)	168	157	(11)

Total	$1,211	$1,092	$(119)	$2,468	$2,117	$(351)	$1,718	$1,548	$(170)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2008

	LIFE
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]
TOP TEN EXPOSURES BY SECTOR [3]

Financial services	$7,166	$6,549	10.7%
Utilities	3,624	3,472	5.7%
Technology and communications	3,015	2,884	4.7%
Consumer non cyclical	2,677	2,615	4.3%
Basic industry	2,233	2,156	3.5%
Consumer cyclical	1,995	1,914	3.1%
Capital goods	1,782	1,718	2.8%
Energy	1,363	1,293	2.1%
Other	1,293	1,149	1.9%
Transportation	482	450	0.7%

Total	$25,630	$24,200	39.5%

TOP TEN EXPOSURES BY ISSUER [4]

JPMorgan Chase & Co.	$402	$344	0.6%
General Electric Co.	316	266	0.4%
Credit Suisse Group AG	295	262	0.4%
Bank of America Corp.	267	231	0.4%
Citigroup Inc.	286	219	0.4%
Diageo PLC	211	206	0.4%
Wachovia Corporation	207	205	0.3%
Barclays PLC	238	203	0.3%
Verizon Communications Inc.	202	185	0.3%
AT&T Inc.	190	182	0.3%

Total	$2,614	$2,303	3.8%

	P&C
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]
Financial services	$2,798	$2,577	9.4%
Utilities	1,569	1,487	5.4%
Technology and communications	1,179	1,099	4.0%
Basic industry	748	902	3.3%
Consumer non cyclical	874	847	3.1%
Consumer cyclical	707	667	2.4%
Capital goods	611	581	2.1%
Energy	367	353	1.3%
Other	372	327	1.2%
Transportation	76	69	0.2%

Total	$9,301	$8,909	32.4%

State of California	$288	$278	1.0%
State of Georgia	221	214	0.8%
New York, NY	210	207	0.8%
State of Massachusetts	174	174	0.6%
Insurance Services Office, Inc.	—	174	0.6%
State of Illinois	143	140	0.5%
State of Louisiana	141	137	0.5%
Houston Texas Airport System Revenue	127	119	0.4%
State of Washington	127	116	0.4%
Metropolitan Transportation Auth. NY	112	104	0.4%

Total	$1,543	$1,663	6.0%

	CONSOLIDATED [1]
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]
Financial services	$10,009	$9,170	10.2%
Utilities	5,193	4,959	5.5%
Technology and communications	4,195	3,984	4.4%
Consumer non cyclical	3,553	3,464	3.9%
Basic industry	2,722	3,161	3.5%
Consumer cyclical	2,706	2,585	2.9%
Capital goods	2,394	2,300	2.6%
Energy	1,730	1,646	1.8%
Other	1,669	1,474	1.6%
Transportation	558	519	0.6%

Total	$34,729	$33,262	37.0%

State of California	$447	$434	0.5%
JPMorgan Chase & Co.	499	432	0.5%
General Electric Co.	433	363	0.4%
Bank of America Corp.	354	313	0.3%
Citigroup Inc.	360	289	0.3%
State of Massachusetts	289	288	0.3%
Credit Suisse Group AG	321	286	0.3%
Barclays PLC	321	268	0.3%
Wachovia Corporation	257	252	0.3%
AT&T Inc.	262	248	0.3%

Total	$3,543	$3,173	3.5%

[1]	Includes investments held in Corporate.

[2]	Excludes equity securities, held for trading.

[3]	Includes corporate fixed maturities and equity securities, available-for-sale.

[4]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions, and securities classified as trading securities.